UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-00242

Natixis Funds Trust II

(Exact name of Registrant as specified in charter)

888 Boylston Street, Suite 800 Boston, Massachusetts  02199-8197

(Address of principal executive offices)  (Zip code)

Susan McWhan Tobin, Esq.

Natixis Distribution, LLC

888 Boylston Street, Suite 800

Boston, Massachusetts 02199-8197

(Name and address of agent for service)

Registrant’s telephone number, including area code: (617) 449-2139

Date of fiscal year end: November 30

Date of reporting period: November 30, 2023

Item 1. Reports to Stockholders.

(a)	The Registrant’s annual report transmitted to shareholders pursuant to Rule 30e-1 under the Investment Company Act of 1940 is as follows:

Annual Report
November 30, 2023

Loomis Sayles Global Growth Fund
Loomis Sayles Senior Floating Rate and Fixed Income Fund
Vaughan Nelson Select Fund

IMPORTANT NOTICE TO SHAREHOLDERS
The Securities and Exchange Commission (SEC) has adopted new regulations that will result in changes to the design and delivery of annual and semiannual shareholder reports. Beginning in July 2024, Funds will be required by the SEC to send shareholders a paper copy of a new tailored shareholder report in place of the full shareholder report that is currently being provided. If you would like to receive shareholder reports and other communications from the Funds electronically, instead of by mail, you may make that request at www.icsdelivery.com/natixisfunds. If you have already elected to receive shareholder reports electronically, you will not be affected by this change, and you need not take any action.

Loomis Sayles Global Growth Fund

Managers
Aziz V. Hamzaogullari, CFA®
Loomis, Sayles & Company, L.P.

Symbols
Class A	LSAGX
Class C	LSCGX
Class N	LSNGX
Class Y	LSGGX

Investment Goal
The Fund’s investment goal is long-term growth of capital.

Market Conditions
The world equity markets delivered strong, double-digit gains in the annual period, albeit with elevated volatility. Although sentiment shifted considerably on a month-to-month basis, investors were generally cheered by expectations that falling inflation would allow the U.S. Federal Reserve (Fed) and other global central banks to stop raising interest rates. Late in the period, a consensus began to emerge that interest rate cuts were likely to begin as soon as the first half of 2024 – a shift that led to substantial gains for equities in November. Sentiment was further supported by the fact that global GDP and corporate earnings growth remained in positive territory, which raised optimism about a potential “soft landing” for the world economy. Together, these factors helped the broad-based global indexes finish November near their highest level of the previous 12 months.
The U.S. was a strong performer thanks to outsized gains for growth stocks generally and mega-cap, technology-related companies in particular. However, the majority of the U.S. market did not fare as well:  value stocks and mid-caps finished in modestly decent positive territory, and small caps experienced an outright loss. Overseas, European equities generated robust returns as the economic impact of the war in Ukraine proved less severe than expected. On the other hand, the Asia Pacific region lagged despite a double-digit return for Japan. The emerging markets, while posting a gain, also underperformed. Persistent weakness in China, where economic growth came in below expectations, was the primary factor weighing on the asset class.
Performance Results
For the 12 months ended November 30, 2023, Class Y shares of the Loomis Sayles Global Growth Fund returned 24.37% at net asset value. The Fund outperformed its benchmark, the MSCI All Country World Index (Net), which returned 12.01%.
Explanation of Fund Performance
We are an active manager with a long-term, private equity approach to investing. Through our proprietary bottom-up research framework, we look to invest in those few high-quality businesses with sustainable competitive advantages and profitable growth when they trade at a significant discount to intrinsic value. Given the rare confluence of quality, growth, and valuation, we may study dozens of companies but may only invest in a select few businesses each year. We believe identifying those few businesses with such characteristics is an art, not a science. As a result of this rigorous approach, ours is a selective, high-conviction portfolio of typically 30-45 names.
The Fund’s positions in Meta Platforms, MercadoLibre, and Amazon contributed the most to performance. Stock selection in the communication services, consumer discretionary, healthcare, and information technology sectors, as well as our allocations in the communication services, consumer discretionary, consumer staples, and financials sectors contributed positively to relative performance.
Meta Platforms operates online social networking platforms that allow people to connect, share, and interact with friends and communities. With 3.9 billion monthly users, 200 million businesses, and 10 million advertisers worldwide using its family of apps – Facebook, Messenger, WhatsApp, and Instagram – we believe the scale and reach of Meta’s network is unrivaled. A Fund holding since inception, Meta’s shares were under pressure throughout most of 2022, due to a perceived lack of discipline in the company’s capital expenditures – especially with respect to the metaverse – that coincided with what we believed was temporary fundamental weakness arising from the company’s transition to a new advertising format and maneuvering around privacy changes imposed by Apple in 2021. Our analysis suggested that Meta was being priced as if a high-quality, high-returning, growth company – whose returns on capital were many times larger than its cost of capital – would become a low-quality business that both ceased to grow and would also see its margins returns on invested capital deteriorate. We took advantage of near-term price weakness to add to our holdings on multiple occasions during 2022, most recently in November 2022. Despite ongoing macroeconomic pressure on advertising spending, Meta has since posted four consecutive quarters of better-than-expected financial results, including accelerating revenue growth in the last three quarters as it made further progress in navigating Apple’s privacy changes and saw improved monetization of its newest Reels video format. Following this period of temporary weakness and elevated investment spending, Meta
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Loomis Sayles Global Growth Fund
announced a set of efficiency measures that have already led to significant improvements in margins and lower capital expenditure plans, and shares responded positively to the company’s increased focus on productivity and cost management. We believe founder and CEO Mark Zuckerberg has always managed the company with a long-term focus and strong strategic vision. Over the past ten years, Meta has spent over $125 billion on research and development and $110 billion on capital expenditures – a level of investment that few firms can match, and which creates high barriers to entry for competitors that are further buttressed by the growth of cumulative knowledge over time. The successful development of a metaverse is not an explicit part of our investment thesis for Meta. However, given the potential size of the opportunity, which we estimate could impact over $1 trillion of spending over the long term, and Meta’s positioning with billions of users and hundreds of millions of businesses, we believe Meta’s current balanced approach to its forward-looking investments make sense. We expect that corporations will continue to allocate an increasing proportion of their advertising spending online, and Meta remains one of very few platforms where advertisers can reach consumers at such scale in such a targeted and effective fashion. We believe Meta’s brands, network, and targeting advantage position the company to take increasing share of the industry’s profit pool and grow its market share from approximately 6% currently to approximately 10% of the total global advertising market over our investment time horizon. On the basis of its core business alone, we believe the company is substantially undervalued and trades at a significant discount to our estimate of intrinsic value. In October, we modestly trimmed our position because it exceeded our maximum allowable position size of eight percent due to market appreciation.
MercadoLibre is the largest online commerce platform in Latin America. The company offers its users an ecosystem of six integrated e-commerce services that include its marketplace, payment and fintech solutions, shipping and logistics, advertising, classified listings, and merchant web services. The company operates in 18 countries representing the vast majority of Latin American GDP, and its 148 million active users in 2022 represented approximately 30% of the region’s estimated 480 million internet users. We believe MercadoLibre benefits from strong and sustainable competitive advantages that include its network and ecosystem, brand, and understanding of local markets that collectively contribute to its leadership position in each market it serves. A Fund holding since inception, the company delivered strong revenue growth that was consistently above consensus expectations, driven by growth in gross merchandise volume and payments, and continued market share gains in both e-commerce and payments. MercadoLibre remains in an elevated investment cycle to build out a more powerful ecosystem focused on greater product selection, easier payment options, wider credit availability, and lower cost and faster speed of delivery. The company also expects to increase its investments in several areas, including first-party sales, an improved loyalty program, and advertising technology. While these investments impact near-term profitability, operating margins still expanded substantially and exceeded expectations throughout the period, and we believe the investments have contributed to market share gains in e-commerce and payments and a stronger competitive position. We believe management remains focused on balancing the investments needed to further improve user experience and extend the company’s leadership in e-commerce and payments, while maintaining a sustainable and profitable financial model. With continued growth in internet access, increasing availability of credit, and the company’s continuing investments to improve the ease and convenience of transacting online, we believe MercadoLibre remains well positioned for sustained growth over the next decade, driven by the secular growth of e-commerce across Latin America. Over our forecast period, we believe the penetration of e-commerce can more than double, which would bring the penetration rate into the mid-20% level. We believe the current market price embeds expectations for key revenue and cash flow growth drivers that are well below our long-term assumptions. As a result, we believe the shares trade at a significant discount to our estimate of intrinsic value and offer a compelling long-term reward-to-risk opportunity.
Online retailer Amazon offers millions of products – sold by Amazon or by third parties – with the value proposition to consumers of selection, price, and convenience. Amazon’s enterprise IT business, Amazon Web Services (AWS), offers a suite of secure, on-demand cloud-computing services, with a value proposition to clients of speed, agility, and savings. In both of its core markets, we believe Amazon possesses strong and sustainable competitive advantages that would be difficult for competitors to replicate. A Fund holding since inception, Amazon reported fundamentally solid low-double-digit revenue growth and much higher growth in operating profits that were both consistently above management’s guidance and consensus expectations during the period. While the company saw a deceleration in growth in AWS as businesses continue to optimize their cloud spending following a period of significant spending and more recent economic weakness, the deceleration was also apparent at both Microsoft and Alphabet. In the second half of the period, the optimization activity began to stabilize and Amazon observed companies once again focusing on innovation rather than cost reduction and bringing increasing workloads to the cloud. Over the past few years, Amazon made substantial investments to ensure that its fulfillment and transportation network remained unconstrained during the pandemic. As a result, the company doubled its fulfillment footprint – which took 25 years to build – and built out a transportation network to support last-mile delivery. Given the company’s long-tailed secular growth opportunities, over time we believe it will realize greater productivity and fixed cost leverage from these investments in labor, fulfillment, and distribution. The company showed efficiency gains during the year due in part to its decision to transition away from a national network and towards several smaller regional networks that resulted in faster and less expensive deliveries and contributed to operating margins expanding by over 200 basis points. However, expense pressures are expected to persist as the company progresses towards full utilization of its new investments. We believe Amazon is one of the best-positioned companies in e-commerce and enterprise IT – in each case addressing large, underpenetrated markets experiencing secular growth that is still in its early stages. We also expect Amazon’s strong position in the e-commerce market to support an emerging advertising
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business, which has already reached a $44 billion annual revenue run rate. We believe the current share price shows a lack of appreciation for Amazon’s significant long-term growth opportunities and the sustainability of its business model. As a result, we believe the company is selling at a significant discount to our estimate of intrinsic value and offers a compelling reward-to-risk opportunity. We took advantage of price weakness early in the period to add to our holdings for the first time since 2016.
The Fund’s positions in Alnylam Pharmaceuticals, Adyen, and Doximity detracted the most from performance. Stock selection in the financials and consumer staples sectors, along with our allocations in the information technology and healthcare sectors, detracted from relative performance.
Alnylam Pharmaceuticals is a leader in gene therapies based on its pioneering small-interfering RNA (siRNA) approach to disease treatment. Founded in 2002, Alnylam was one of the first companies to develop and commercialize therapies based on RNA interference (RNAi), a breakthrough discovery in understanding how genes are naturally regulated within cells that was recognized with the 2006 Nobel Prize in Medicine. RNAi therapies exploit a naturally occurring biological pathway within cells that regulates the expression of specific genes. In particular, siRNA has proven to be one of the most effective approaches to RNAi therapy, and Alnylam remains the first and only company to successfully commercialize siRNA-based therapies. We believe Alnylam’s strong and sustainable competitive advantages include its deep, cumulative and compounding knowledge in the science of RNAi therapeutics, in particular its creation and advancement of unique siRNA-based therapies, and the multiple partnerships it has entered on the basis of its technology which provide both external funding and established commercialization avenues. Currently, the company’s technology is the basis for five approved therapies, ten therapies currently in clinical trials, and a robust pipeline of potential treatments that we expect to enter the clinic in the coming years, with a focus on genetic diseases, cardiometabolic diseases, infectious diseases, and central nervous system and ocular diseases. A strategy holding since the second quarter of 2021, shares responded negatively to the dimming prospects for patisiran, Alnylam’s approved therapy for hATTR amyloidosis, to receive regulatory approval in the larger, related indication of ATTR with cardiomyopathy (ATTR-CM). In October, the company decided to discontinue its bid to attain approval in favor of its more robust and longer trial for vutrisiran. Vutrisiran is also approved for hATTR amyloidosis, but the therapy is delivered via subcutaneous injection every three months, while patisiran requires intravenous administration every three weeks. While the outcomes for patisiran were positive and statistically significant, the FDA was likely to require further study, and the easier administration of vutrisiran, which was developed after patisiran, makes the therapy more commercially attractive. Vutrisiran is currently in Phase III clinical trials for ATTR-CM, with results expected in the first half of next year. We believe the uniqueness of Alnylam’s pioneering scientific expertise and technology is evident from both its existing products, which provide meaningful value to previously underserved patient populations, as well as the numerous partnerships in which world-class global pharmaceutical companies and specialty competitors alike have sought to access its proprietary technology. With its approved therapies and substantial pipeline of significant late-stage clinical programs, we believe the company has now reached the point at which its existing therapies will continue to contribute positively and its subsequent innovations will shift its financial profile from that of an early-stage biotech company to a profitable business with normalized margins that is able to internally fund its ongoing growth needs. Over our long-term investment horizon, we believe the company can generate substantial revenue growth, while turning profitable and generating substantial cumulative free cash flow. We believe Alnylam’s market price continues to substantially undervalue the potential contribution from the company’s clinical-stage assets – which we believe is unsupported by the company’s established track record for producing genetically validated therapeutics. Further, while embedded expectations reflect some success for its currently marketed products, we believe the market is focused on short-term profitability while ignoring the platform the company has built, that we believe will serve as the basis for ongoing innovation over our long-term investment horizon and beyond. As a result, we believe the company is selling at a substantial discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity.
Adyen is a global merchant acquisition and payment solutions provider based in Amsterdam. Adyen was founded in 2006 to serve as a next-generation, integrated provider of payment solutions to merchants, and today the company supports over 250 payment methods globally across online, mobile, and point-of-sale (POS) transactions for clients that include Facebook, McDonald’s, Microsoft, Netflix, and Uber. We believe Adyen’s strong and sustainable competitive advantages include its single, global platform and a high-profile client base with which it has built lasting relationships. A holding since strategy inception, shares fell sharply in August after the company reported financial results for the first half of 2023. While we believe the results reflected solid fundamentals, including continued market share gains and reported revenue growth in excess of 20%, 23% year-over-year growth in North America was below consensus expectations after the company had grown 52% in the prior-year period. Adyen observed merchants prioritizing cost savings over functionality, which it has experienced in prior periods and contributed to heightened competition for digital payment volumes. Growth was further pressured by a slower-than-desired pace of hiring for its North America sales team given the company’s stringent hiring standards – a headwind the company has discussed previously. Despite a smaller-than-desired sales staff, the company remains in an elevated investment cycle and has grown its total headcount by over 85% year to date. While positively reflecting the company’s long-term focus, the investments in staffing also pressured EBITDA (earnings before interest, taxes, depreciation, and amortization) margins, which declined to 43% in the first half of 2023 from 59% in the prior-year period. As the pace of hiring slows, the company expects to benefit from operating leverage and for EBITDA margins to again exceed 50% within a few years. Shares rebounded
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Loomis Sayles Global Growth Fund
substantially following the company’s brief third quarter update during its November analyst day. The company reported that third quarter revenue rose 27% in constant currency, which represented an acceleration from 19% constant-currency growth during the first half of 2023 and was well above consensus expectations. We believe Adyen remains a high-quality company with sustainable competitive advantages and secular growth opportunities that are not reflected in its current share price. We believe the secular shift to electronic-based payments from traditional paper-based systems represents the most significant growth driver for Adyen. While Adyen has been growing substantially faster than the leading global acquirers over the past few years, the company still captures only a small percentage of overall industry volumes. We believe a combination of industry- and company-specific factors will enable Adyen to continue to grow at more than twice the rate of growth in the overall payments industry over our long-term investment horizon. We also expect Adyen to benefit from the high incremental margins of its business, contributing to margin expansion and substantial cash flow growth over our forecast period. We believe Adyen’s strong growth prospects are not currently reflected in its share price. As a result, we believe the company’s shares are trading at a meaningful discount to our estimate of intrinsic value, offering an attractive reward-to-risk opportunity. We added to our holdings in both August and September to take advantage of near-term price weakness.
Doximity is a leading cloud-based platform specifically built for US medical professionals (“MPs”). The company was founded in 2010 and has grown to over 2 million members, including approximately 800,000 physicians representing every medical specialty. Doximity provides a single place for MPs to access productivity tools that enable collaboration with colleagues, secure coordination of patient care, virtual patient visits, customized medical news and research, and career management. Doximity is free to healthcare providers and monetizes its platform primarily by providing targeted marketing access to customers that are largely pharmaceutical manufacturers and healthcare systems, which accounted for over 90% of revenue in its most recent fiscal year. A portfolio holding since the first quarter of 2022, shares responded negatively to the company’s fiscal first quarter financial report in August. The company reported quarterly financial results that were fundamentally solid and in line with consensus expectations. However, management significantly lowered its full-year revenue guidance, implying 10% year-over-year growth versus a previous estimate of 20%. Doximity typically enters its fiscal year with approximately 60%-65% of subscription-based revenue already under contract, with a further 30%-35% generated through renewing and upselling existing customers – typically in the summer months. In 2023, the company experienced substantially lower upsell rates, which it attributed to slowing industry spending and the company’s “white-glove” approach to client sales that is more time-intensive than the programmatic banner advertising that captured share during the summer. We believe Doximity’s strong and sustainable competitive advantages include the power of its network, its “physicians first” focus, and its trusted reputation and brand. The company has firmly established itself as the de facto digital network for healthcare professionals, including over 80% of US physicians (up from 25% in 2013) and over 90% of graduating US medical students. Members average over 50 connections with Doximity colleagues, which drives utility through referrals, care coordination, knowledge exchange, and career management. A powerful network effect occurs as the number and engagement of members has increased; Doximity has more data to create engaging and useful products that are specifically tailored to physician workflows, which in turn drives higher membership and greater stickiness among users. Shares partially rebounded following the most recent earnings release in November 2023, which exceeded management’s guidance for revenue and operating profit, leading the company to modestly raise its full-year outlook. The company also reported that active workflow users reached record levels, as did the number of quarterly, monthly, weekly, and daily active users – suggesting continued strong levels of engagement among its physician user base. Notably, daily users grew the most, underscoring the integral role Doximity now plays in day-to-day patient care. Further, net revenue retention among the company’s 20 largest customers was 119%, versus 114% overall -- indicating that its most sophisticated and engaged clients continue to be the company’s fastest growing customer cohort. We believe Doximity’s primary growth driver is the secular shift from traditional marketing channels to digital channels, specifically in healthcare where digital spending has lagged due in part to a historic reliance on pharmaceutical sales representatives. Today, market intelligence firm IDC estimates less than 30% of healthcare advertising spending is via digital channels, versus 46% on an industry-wide basis and greater than 80% in industries such as computing, appliances, and media and entertainment. Given the superior return on investment (ROI) for digital advertising as opposed to traditional advertising, coupled with growing restrictions on the ability to gain access to key healthcare decision makers through traditional, in-person methods, we estimate that digital marketing expenditures will grow substantially over our long-term investment horizon to approach 50% of total healthcare advertising spending. As a physicians-first company, Doximity has historically allocated approximately 90% of its R&D (research and development) spending towards physician-facing products. The company intends to allocate a higher degree of R&D spending to build client-facing technologies that enable advertising clients to more-seamlessly direct incremental advertising dollars akin to other successful ad platforms and which likely benefited less-advantaged banner advertising during the quarter. The company is currently beta testing a new self-service client portal that it expects to be ready in advance of the 2024 upsell season. With its commanding penetration among healthcare decision makers and superior ROIs for advertisers, we believe Doximity can grow its capture of the digital opportunity from approximately 5% today to exceed 25%. Over our long-term investment horizon, we believe the company can generate approximately 20% compounded annual growth in overall revenues. As the company further penetrates its existing market and gains scale, we believe it will benefit from operating leverage, and that operating profits and free cash flow will grow faster than revenue. We believe Doximity’s share price embeds expectations for key revenue and cash flow growth drivers that are
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Loomis Sayles Global Growth Fund
well below our long-term assumptions. As a result, we believe the company is selling at a significant discount to our estimate of its intrinsic value and offers a compelling reward-to-risk opportunity. We added to our holdings in the company during the year.
All aspects of our quality-growth-valuation investment thesis must be present simultaneously for us to make an investment. Often our research is completed well in advance of the opportunity to invest. We are patient investors and maintain coverage of high-quality businesses in order to take advantage of meaningful price dislocations if and when they occur. During the period we initiated a new position in Arm Holdings. We added to our existing holdings in Adyen, Amazon, Block, Doximity, and Tesla. We trimmed our existing position in Novartis. We also trimmed our position in Meta Platforms as it exceeded our maximum allowable position size.
Outlook
Our investment process is characterized by bottom-up fundamental research and a long-term investment time horizon. The nature of the process leads to a lower-turnover portfolio in which sector positioning is the result of stock selection. The Fund ended the year with overweight positions in the communication services, consumer discretionary, and healthcare sectors and underweight positions in the financials, information technology, consumer staples, and industrials sectors. We did not own positions in the energy, materials, utilities or real estate sectors.

Top Ten Holdings as of November 30, 2023
Security Name	% of Net Assets
1 Meta Platforms, Inc., Class A	7.29%
2 MercadoLibre, Inc.	6.96
3 Amazon.com, Inc.	5.75
4 Alphabet, Inc., Class A	4.94
5 Boeing Co.	4.25
6 Microsoft Corp.	4.19
7 Oracle Corp.	3.82
8 Visa, Inc., Class A	3.81
9 Shopify, Inc., Class A	3.69
10 Novartis AG	3.53

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

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Loomis Sayles Global Growth Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
March 31, 2016 (inception) through November 30, 2023

See notes to chart on page 7.

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Loomis Sayles Global Growth Fund
Average Annual Total Returns — November 30, 2023[1]
	1 Year	5 Years	Life of Class		Expense Ratios[3]
			Class Y/A/C	Class N	Gross	Net
Class Y (Inception 3/31/16)
NAV	24.37%	10.83%	11.86%	— %	1.10%	0.95%
Class A (Inception 3/31/16)
NAV	23.92	10.52	11.57	—	1.35	1.20
With 5.75% Maximum Sales Charge	16.83	9.22	10.71	—
Class C (Inception 3/31/16)
NAV	23.03	9.71	10.73	—	2.10	1.95
With CDSC[4]	22.03	9.71	10.73	—
Class N (Inception 3/31/17)
NAV	24.40	10.87	—	11.39	1.02	0.90
Comparative Performance
MSCI All Country World Index (Net)[2]	12.01	9.07	9.48	8.67
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2	MSCI All Country World Index (Net) is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets.
3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 3/31/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4	Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase.
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Loomis Sayles Senior Floating Rate and Fixed Income Fund

Managers
John R. Bell*
Michael L. Klawitter, CFA ®
Heather M. Young, CFA ®
Loomis, Sayles & Company, L.P.

Symbols
Class A	LSFAX
Class C	LSFCX
Class N	LSFNX
Class Y	LSFYX

*	Effective February 29, 2024, John R. Bell will no longer serve as portfolio manager of the Fund.

Investment Goal
The Fund seeks to provide a high level of current income.

Market Conditions
The loan market saw a very strong performance during the period, buoyed by the high interest rate component of floating rate loans. Lower-rated loans generally outperformed, driven by larger price increases and better spreads. Defaults have continued to gently increase, while lower-rated loan prices remain modestly lower than their higher-rated counterparts. At the end of the period, loan prices hovered in the mid-90’s, 2-3 points higher than the beginning of the period, indicative of an easing in the market’s recession concerns.
The size of the benchmark loan index saw modest contraction during the period, and now stands at $1.4 trillion, as borrowers turned to the high yield and private credit markets. However, re-pricings, maturity extensions and amendments proliferated, especially among higher-rated issuers.
Retail loan fund flows have been mixed, recently returning to positive territory during the last month of the period, but were still in net outflows totaling $23.1 billion. Collateralized loan obligation (CLO) formation was strong and stood at $115.6 billion for the period.
Performance Results
For the 12 months ended November 30, 2023, Class Y shares of the Loomis Sayles Senior Floating Rate and Fixed Income Fund returned 10.65% at net asset value. The Fund underperformed its benchmark, the Morningstar LSTA Leveraged Loan Index, which returned 11.94%.
Explanation of Fund Performance
The Fund underperformed its benchmark for the period due to allocations outside of the benchmark. The bank loan allocation, which makes up the majority of the Fund’s holdings, outperformed.
The Fund’s high yield bond, Treasury and cash holdings all modestly detracted from relative performance, as these categories could not keep pace with the loan market. While our Treasury and cash positions detracted given the favorable loan returns for the period, we view those allocations as both dry powder and ballast in a market that has not yet decided which way the economy is headed.
The Fund saw positive contribution versus the benchmark constituents across almost all bank loan ratings categories. The exception to this pattern were non-rated loans. In the non-rated bucket, we held an education technology loan that struggled during the period. However, the Fund experienced limited defaults during the period and maintained a steady level of dividend income as interest rates remained high.
We target a yield advantage for the Fund versus the benchmark in most market conditions. A yield advantage can be enhanced through primary market new issue discounts and by swapping into loans or bonds with more appealing risk/return characteristics as those opportunities arise. Maintaining an appropriate liquidity policy is of paramount concern. The Fund is currently positioned with approximately 84% bank loans, 6% high yield bonds, and 10% held in cash on a trade-date basis.
We examine the relative attractiveness of the high yield bond market in relation to bank loans based on potential risk-adjusted return. We judge potential return on high yield bonds in comparison to loans in assessing whether the additional volatility in the bond market is appropriately compensated versus our benchmark. Currently, we view that tradeoff as poorly compensated in much of the bond
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Loomis Sayles Senior Floating Rate and Fixed Income Fund
market. We maintained a small position in Treasury bills to enhance yield beyond the short-term rates offered by the Fund’s custodian which enables us to boost fund liquidity while earning a return.
Outlook
The environment for loan credit quality has remained relatively stable despite the drag from inflation and market uncertainty, though earnings trends have become more mixed over the last two quarters. Loans have continued to perform strongly despite modest retail outflows and somewhat restrained CLO issuance when compared to historical levels. We attribute that to loan scarcity (too few new issues) and Federal Reserve (Fed) actions that continue to disappoint a market that is hoping rates decline. We agree with the market's expectation that default rates are increasing, but they remain relatively low due to both company-specific circumstances (ample liquidity, few loan maturities, and successful cost-savings programs) and capital structures that can withstand current macroeconomic headwinds.
We observed that inflationary cost pressures have, thus far, been well-absorbed by most companies to which we lend. We have observed that these companies have appropriately managed the increased borrowing costs associated with rate increases. We believe that most borrowers have hedged at least some of their rate risk.
Our macro base case shows odds of a downturn decreasing as our macro team has yet to see profits decline and unemployment increase before making an official call on recession. We think inflation is past its peak. Loomis Sayles’ Yield Curve Team expects Fed actions to be data dependent, with future interest rate changes reliant upon the patterns of jobless claims and employment.
As we look out 12 months, we suspect risk markets will be looking out 6+ months from there, which would be beyond the Loomis Sayles view of potential recession timing. If so, given a base rate today over 5% plus coupons averaging over 300 basis points, returns could remain quite strong even if base rates begin to come down. We think the economy may be entering a period with higher-for-longer rate volatility that may favor loans as part of an asset allocation that targets less return volatility. Our goal is to construct a portfolio that can withstand many pressures without suffering significant credit losses.

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
November 30, 2013 through November 30, 2023

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Loomis Sayles Senior Floating Rate and Fixed Income Fund
Average Annual Total Returns — November 30, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	10.65%	2.94%	3.52%	— %	1.00%	0.75%
Class A
NAV	10.37	2.68	3.26	—	1.25	1.00
With 3.50% Maximum Sales Charge	6.57	1.95	2.90	—
Class C
NAV	9.56	1.90	2.64	—	2.00	1.75
With CDSC[4]	8.56	1.90	2.64	—
Class N (Inception 3/31/17)
NAV	10.71	2.97	—	3.18	0.97	0.70
Comparative Performance
Morningstar LSTA Leveraged Loan Index[2]	11.94	4.91	4.29	4.58
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2	Morningstar LSTA Leveraged Loan Index covers loan facilities and reflects the market-value-weighted performance of U.S. dollar-denominated institutional leveraged loans.
3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 3/31/25. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 10

Vaughan Nelson Select Fund

Managers
Chris D. Wallis, CFA®, CPA
Scott J. Weber, CFA®
Vaughan Nelson Investment Management, L.P.

Symbols
Class A	VNSAX
Class C	VNSCX
Class N	VNSNX
Class Y	VNSYX

Investment Goal
The Fund seeks long-term capital appreciation.

Market Conditions
During the fiscal year ended November 30, 2023, the market began with sequential growth slowing in both the first and second quarters. Typically, banking stress develops once we are well into a recession as the ability for borrowers to service debt becomes impaired. Given the rapid increase in interest rates, regional banks fell under tremendous pressure.
As we moved through the summer months, global growth continued to deteriorate as the impact of aggressive rate increases affected economic fundamentals. In the U.S., the manufacturing and transportation sectors recessed and the service sector slowed further. Offsetting the deteriorating economic environment were continued liquidity injections by the major non-U.S. central banks and the U.S. Federal Reserve’s (Fed) reverse repo facility, which became the primary source of liquidity for rebuilding the U.S. Treasury’s general account. This flood of liquidity boosted equity markets and dampened fixed income volatility, compressing fixed income spreads (the difference in yield between bonds with similar maturity but different credit quality).
Inflation peaked in the fourth quarter of 2022 and economic growth bottomed, which set the stage for the move higher in U.S. equity markets during the first seven months of 2023. The reacceleration in growth coupled with declining inflation allowed the market to begin pricing in a “soft landing” for the U.S. economy despite aggressive monetary policy tightening, the emergence of a banking crisis, and rising U.S. Treasury yields as the U.S. Treasury struggled to fund rising deficit spending. The Fed added fuel to the rally by aggressively pumping liquidity into the banking system to offset the material losses on bank balance sheets. As we approached the end of the fiscal year, the equity rally failed to broaden out and quickly corrected as rising oil prices, firming inflationary conditions, and a further slowing in economic growth challenged the “soft landing” thesis.
Performance Results
For the 12 months ended November 30, 2023, Class Y shares of the Vaughan Nelson Select Fund returned 10.81% at net asset value. The Fund underperformed its benchmark, the S&P 500® Index, which returned 13.84%.
Explanation of Fund Performance
The Fund underperformed on a relative basis during the period.
The largest detractor was in consumer staples, driven by security selection, with Dollar General the worst-performing name. Dollar General struggled with declining same-store sales due to lower-margin product mix shift, store safety and organization issues, and the lack of trade-down in consumer spend. While we expect management will be able to reverse these issues over time, the stock was sold to allocate capital into names with a better return opportunity.
An overweight to and selection within utilities impaired relative performance. NextEra Energy, Inc. was the most challenged name. NextEra Energy’s share price suffered from higher costs of capital threatening the growth rate for renewable energy projects. We expect the unregulated portion of the business will still be able to achieve outsized returns as capital costs stabilize.
An underweight to communication services, a top performing sector, also detracted.
The Fund experienced positive attribution within industrials, with Saia, Inc. leading the way. Saia is gaining share as a best-in-class operator as it invests to add terminal capacity while over-levered competitors struggle to maintain operations.
An underweight to health care, an underperforming sector, and selection within it aided relative performance with DexCom, Inc.. the best name in the space. As the technology leader in continuous glucose monitoring (CGM), we expect that with increased insurance coverage and more data showing CGM use alongside semaglutide, Dexcom will achieve higher growth and profitability.
Selection within consumer discretionary helped on a relative basis. Amazon.com was the best performer due to investment in higher-margin business products such as AWS, subscriptions, and advertising.
11 |

Vaughan Nelson Select Fund
Wheaton Precious Metals assisted in materials outperformance as it benefited from its simple operating structure which allows upside capture of silver and gold prices while cash costs remain contractually protected.
An underweight to and selection within financials aided relative performance. Berkshire Hathaway Inc. Class B was the top contributor. We believe that this diversified business conglomerate will continue to find opportunities to deploy capital and that the increased returns will be returned to shareholders.
An underweight to energy, an underperforming sector, contributed to performance.
Selection within real estate assisted, with the contribution led by Crown Castle Inc. (CCI). We believed that CCI’s small cell business was undervalued as higher data consumption would drive the need for densified coverage. Activist attention brought forward potential realization of that value in the form of a multiple re-rating.
Lastly, Salesforce, Inc. drove outperformance in the information technology space. Salesforce’s focus on managing the business toward profitability, along with the sticky nature of its software products, will continue to increase shareholder returns.
Outlook
The reacceleration in economic growth that began in the fourth quarter of 2022 was driven by a surge in federal spending that offset the developing industrial recession and continuing decline in real consumer spending. With the expiration of the Covid stimulus in the third quarter of 2023, federal spending has peaked and will begin slowing as industrial and consumer spending continue to slow, setting the stage for a potentially recessionary condition in the fourth quarter of 2023 through the first half of 2024. Fortunately, there are signs that disinflationary pressures are building which may provide the Fed with sufficient policy flexibility to ease financial conditions, should the economic fundamentals deteriorate materially.

Top Ten Holdings as of November 30, 2023
Security Name	% of Net Assets
1 Microsoft Corp.	7.12%
2 Amazon.com, Inc.	5.20
3 Alphabet, Inc., Class A	4.72
4 Salesforce, Inc.	4.54
5 Intercontinental Exchange, Inc.	4.52
6 Sherwin-Williams Co.	4.25
7 O'Reilly Automotive, Inc.	4.17
8 Saia, Inc.	4.10
9 Monolithic Power Systems, Inc.	4.02
10 Berkshire Hathaway, Inc., Class B	3.69

The portfolio is actively managed and holdings are subject to change. There is no guarantee the Fund continues to invest in the securities referenced. The holdings listed exclude any temporary cash investments, are presented on an individual security basis and do not represent holdings of the issuer.

| 12

Vaughan Nelson Select Fund

Hypothetical Growth of $100,000 Investment in Class Y Shares[1]
November 30, 2013 through November 30, 2023

13 |

Vaughan Nelson Select Fund
Average Annual Total Returns — November 30, 2023[1]
	1 Year	5 Years	10 Years	Life of Class N	Expense Ratios[3]
					Gross	Net
Class Y
NAV	10.81%	13.35%	11.99%	— %	0.88%	0.85%
Class A
NAV	10.54	13.08	11.71	—	1.12	1.10
With 5.75% Maximum Sales Charge	4.19	11.74	11.05	—
Class C
NAV	9.65	12.23	11.05	—	1.88	1.85
With CDSC[4]	8.65	12.23	11.05	—
Class N (Inception 3/31/17)
NAV	10.90	13.38	—	13.18	3.35	0.80
Comparative Performance
S&P 500® Index[2]	13.84	12.51	11.82	12.33
Performance data shown represents past performance and is no guarantee of, and not necessarily indicative of, future results. Total return and value will vary, and you may have a gain or loss when shares are sold. Current performance may be lower or higher than quoted. For most recent month-end performance, visit im.natixis.com/performance. Performance for other share classes will be greater or less than shown based on differences in fees and sales charges. You may not invest directly in an index. Performance for periods less than one year is cumulative, not annualized. Returns reflect changes in share price and reinvestment of dividends and capital gains, if any. The table(s) do not reflect taxes shareholders might owe on any fund distributions or when they redeem their shares.

1	Fund performance has been increased by fee waivers and/or expense reimbursements, if any, without which performance would have been lower.
2
S&P 500® Index is a widely recognized measure of U.S. stock market performance. It is an unmanaged index of 500 common stocks chosen for market size, liquidity, and industry group representation, among other factors. It also measures the performance of the large cap segment of the U.S. equities market.

3
Expense ratios are as shown in the Fund’s prospectus in effect as of the date of this report. The expense ratios for the current reporting period can be found in the
Financial Highlights section of this report under Ratios to Average Net Assets. Net expenses reflect contractual expense limitations set to expire on 3/31/24. When a
Fund’s expenses are below the limitation, gross and net expense ratios will be the same. See Note 5 of the Notes to Financial Statements for more information about the Fund’s expense limitations.

4
Performance for Class C shares assumes a 1.00% contingent deferred sales charge (“CDSC”) applied when you sell shares within one year of purchase, and includes automatic conversion to Class A shares after eight years.

| 14

ADDITIONAL INFORMATION
All investing involves risk, including the risk of loss. There is no assurance that any investment will meet its performance objectives or that losses will be avoided.
The views expressed in this report reflect those of the portfolio managers as of the dates indicated. The managers’ views are subject to change at any time without notice based on changes in market or other conditions. References to specific securities or industries should not be regarded as investment advice. Because the Funds are actively managed, there is no assurance that they will continue to invest in the securities or industries mentioned.
ADDITIONAL INDEX INFORMATION
This document may contain references to third party copyrights, indexes, and trademarks, each of which is the property of its respective owner. Such owner is not affiliated with Natixis Investment Managers or any of its related or affiliated companies (collectively “Natixis Affiliates”) and does not sponsor, endorse or participate in the provision of any Natixis Affiliates services, funds or other financial products.
The index information contained herein is derived from third parties and is provided on an “as is” basis. The user of this information assumes the entire risk of use of this information. Each of the third party entities involved in compiling, computing or creating index information disclaims all warranties (including, without limitation, any warranties of originality, accuracy, completeness, timeliness, non-infringement, merchantability and fitness for a particular purpose) with respect to such information.
PROXY VOTING INFORMATION
A description of the Natixis Funds' proxy voting policies and procedures is available without charge, upon request, by calling Natixis Funds at 800-225-5478; on the Natixis Funds’ website at im.natixis.com, and on the Securities and Exchange Commission (“SEC”) website at www.sec.gov. Information about how the Natixis Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available through the Natixis Funds’ website and the SEC website.
QUARTERLY PORTFOLIO SCHEDULES
The Natixis Funds file a complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Funds’ Form N-PORT reports are available on the SEC website at www.sec.gov. First and third quarter schedules of portfolio holdings are also available at im.natixis.com/funddocuments. A hard copy may be requested from the Fund at no charge by calling 800-225-5478.
TAILORED SHAREHOLDER REPORTS FOR MUTUAL FUNDS AND EXCHANGE-TRADED FUNDS
In October 2022, the Securities and Exchange Commission (SEC) adopted rule and form amendments requiring mutual funds and exchange-traded funds to transmit concise and visually engaging streamlined annual and semiannual reports that highlight key information to shareholders. Other information, including financial statements, will no longer appear in the funds’ shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. The rule and form amendments have a compliance date of July 24, 2024.
CFA® and Chartered Financial Analyst® are registered trademarks owned by the CFA Institute.
15 |

Understanding Fund Expenses
As a mutual fund shareholder, you incur different costs: (1) transaction costs and (2) ongoing costs, including management fees, distribution and/or service fees ("12b-1 fees"), and other fund expenses. Certain exemptions may apply. These costs are described in more detail in the Funds’ prospectus. The following examples are intended to help you understand the ongoing costs of investing in the Funds and help you compare these with the ongoing costs of investing in other mutual funds.
The first line in the table of each class of Fund shares shows the actual account values and actual Fund expenses you would have paid on a $1,000 investment in the Fund from June 1, 2023 through November 30, 2023. To estimate the expenses you paid over the period, simply divide your account value by $1,000 (for example $8,600 account value divided by $1,000 = 8.60) and multiply the result by the number in the Expenses Paid During Period column as shown for your class.
The second line in the table for each class of fund shares provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid on your investment for the period. You may use this information to compare the ongoing costs of investing in each Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.
Please note that the expenses shown reflect ongoing costs only, and do not include any transaction costs, such as sales charges. Therefore, the second line in the table of each fund is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning funds. If transaction costs were included, total costs would be higher.
Loomis Sayles Global Growth Fund	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period* 6/1/2023 – 11/30/2023
Class A
Actual	$1,000.00	$1,084.10	$6.32
Hypothetical (5% return before expenses)	$1,000.00	$1,019.00	$6.12
Class C
Actual	$1,000.00	$1,079.70	$10.22
Hypothetical (5% return before expenses)	$1,000.00	$1,015.24	$9.90
Class N
Actual	$1,000.00	$1,086.10	$4.76
Hypothetical (5% return before expenses)	$1,000.00	$1,020.51	$4.61
Class Y
Actual	$1,000.00	$1,086.30	$5.02
Hypothetical (5% return before expenses)	$1,000.00	$1,020.26	$4.86

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.21%, 1.96%, 0.91% and 0.96% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

| 16

Loomis Sayles Senior Floating Rate and Fixed Income Fund	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period* 6/1/2023 – 11/30/2023
Class A
Actual	$1,000.00	$1,065.10	$5.23
Hypothetical (5% return before expenses)	$1,000.00	$1,020.01	$5.11
Class C
Actual	$1,000.00	$1,061.20	$9.09
Hypothetical (5% return before expenses)	$1,000.00	$1,016.24	$8.90
Class N
Actual	$1,000.00	$1,068.00	$3.68
Hypothetical (5% return before expenses)	$1,000.00	$1,021.51	$3.60
Class Y
Actual	$1,000.00	$1,066.40	$3.94
Hypothetical (5% return before expenses)	$1,000.00	$1,021.26	$3.85

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.01%, 1.76%, 0.71% and 0.76% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

Vaughan Nelson Select Fund	Beginning Account Value 6/1/2023	Ending Account Value 11/30/2023	Expenses Paid During Period* 6/1/2023 – 11/30/2023
Class A
Actual	$1,000.00	$1,040.80	$5.63
Hypothetical (5% return before expenses)	$1,000.00	$1,019.55	$5.57
Class C
Actual	$1,000.00	$1,037.00	$9.45
Hypothetical (5% return before expenses)	$1,000.00	$1,015.79	$9.35
Class N
Actual	$1,000.00	$1,042.60	$4.10
Hypothetical (5% return before expenses)	$1,000.00	$1,021.06	$4.05
Class Y
Actual	$1,000.00	$1,042.00	$4.35
Hypothetical (5% return before expenses)	$1,000.00	$1,020.81	$4.31

*
Expenses are equal to the Fund’s annualized expense ratio (after waiver/reimbursement):  1.10%, 1.85%, 0.80% and 0.85% for Class A, C, N and Y, respectively, multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (183), divided by 365 (to reflect the half-year period).

17 |

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Global Growth Fund

Shares	Description	Value (†)
Common Stocks — 99.5% of Net Assets
	Brazil — 9.4%
832,496	Ambev SA, ADR	$2,281,039
4,100	MercadoLibre, Inc.(a)	6,643,886
		8,924,925
	Canada — 3.7%
48,447	Shopify, Inc., Class A(a)	3,527,911
	China — 10.5%
13,333	Alibaba Group Holding Ltd., ADR(a)(b)	998,375
12,936	Baidu, Inc., ADR(a)	1,534,986
144,932	Budweiser Brewing Co. APAC Ltd.(b)	255,891
7,993	NXP Semiconductors NV	1,631,212
60,400	Tencent Holdings Ltd.(b)	2,516,212
54,285	Trip.com Group Ltd., ADR(a)(b)	1,909,746
26,363	Yum China Holdings, Inc.	1,138,354
		9,984,776
	Denmark — 3.0%
28,227	Novo Nordisk AS, Class B	2,883,801
	France — 0.9%
7,793	Sodexo SA	835,111
	Japan — 1.9%
66,000	FANUC Corp.	1,832,547
	Netherlands — 3.3%
2,658	Adyen NV(a)	3,107,882
	Switzerland — 5.8%
29,872	CRISPR Therapeutics AG(a)	1,993,359
34,547	Novartis AG, (Registered)	3,372,072
6,908	Sandoz Group AG(a)	197,292
		5,562,723
	United Kingdom — 1.1%
5,793	Reckitt Benckiser Group PLC	395,470
14,490	Unilever PLC	691,141
		1,086,611
	United States — 59.9%
11,024	Alnylam Pharmaceuticals, Inc.(a)	1,854,788
35,611	Alphabet, Inc., Class A(a)	4,719,526
37,608	Amazon.com, Inc.(a)	5,494,153
16,533	ARM Holdings PLC, ADR(a)	1,016,779
3,884	Autodesk, Inc.(a)	848,382
15,110	Block, Inc.(a)	958,427
17,511	Boeing Co.(a)	4,056,073
1,690	Deere & Co.	615,853
36,329	Doximity, Inc., Class A(a)	844,649
5,687	Expeditors International of Washington, Inc.	684,374
55,333	Experian PLC	2,034,241
21,269	Meta Platforms, Inc., Class A(a)	6,958,153
10,557	Microsoft Corp.	4,000,153
8,652	Nestle SA, (Registered)	984,499
7,070	Netflix, Inc.(a)	3,350,968
31,411	Oracle Corp.	3,650,272
9,579	QUALCOMM, Inc.	1,236,170
4,695	Roche Holding AG	1,263,054
8,933	Salesforce, Inc.(a)	2,250,223
12,119	SEI Investments Co.	711,022
13,602	Tesla, Inc.(a)	3,265,568
68,182	Under Armour, Inc., Class A(a)	555,001
4,650	Vertex Pharmaceuticals, Inc.(a)	1,649,866
Shares	Description	Value (†)
	United States — continued
14,163	Visa, Inc., Class A	$3,635,359
4,796	Yum! Brands, Inc.	602,138
		57,239,691
	Total Common Stocks (Identified Cost $80,470,632)	94,985,978

Principal Amount
Short-Term Investments — 0.4%
$394,876	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2023 at 2.500% to be repurchased at $394,903 on 12/01/2023 collateralized by $364,500 U.S. Treasury Note, 0.125% due 04/15/2026 valued at $402,850 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $394,876)	394,876
	Total Investments — 99.9% (Identified Cost $80,865,508)	95,380,854
	Other assets less liabilities — 0.1%	115,624
	Net Assets — 100.0%	$95,496,478

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.
(b)	Security invests in variable interest entities based in China. See Note 8 of Notes to Financial Statements.

ADR
An American Depositary Receipt is a certificate issued by a
custodian bank representing the right to receive securities of the foreign issuer described. The values of ADRs may be significantly influenced by trading on exchanges not located in the
United States.

Industry Summary at November 30, 2023
Interactive Media & Services	16.4%
Broadline Retail	13.9
Software	11.3
Financial Services	8.1
Pharmaceuticals	8.0
Biotechnology	5.7
Hotels, Restaurants & Leisure	4.7
Aerospace & Defense	4.3
Semiconductors & Semiconductor Equipment	4.1
IT Services	3.7
Entertainment	3.5
Automobiles	3.4
Beverages	2.7
Machinery	2.6
Professional Services	2.1
Other Investments, less than 2% each	5.0
Short-Term Investments	0.4
Total Investments	99.9
Other assets less liabilities	0.1
Net Assets	100.0%
See accompanying notes to financial statements.
| 18

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Global Growth Fund (continued)
Currency Exposure Summary at November 30, 2023
United States Dollar	78.7%
Swiss Franc	6.0
Euro	4.9
Danish Krone	3.0
Hong Kong Dollar	2.9
British Pound	2.5
Japanese Yen	1.9
Total Investments	99.9
Other assets less liabilities	0.1
Net Assets	100.0%
See accompanying notes to financial statements.
19 |

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund

Principal Amount	Description	Value (†)
Senior Loans — 84.2% of Net Assets
	Aerospace & Defense — 1.2%
$4,471,370	Spirit Aerosystems, Inc., 2022 Term Loan, 3 mo. USD SOFR + 4.250%,9.633%, 1/15/2027(a)(b)	$4,470,565
2,760,563	TransDigm, Inc., 2023 Term Loan I, 3 mo. USD SOFR + 3.250%,8.640%, 8/24/2028(a)(b)	2,761,171
1,621,000	TransDigm, Inc., 2023 Term Loan J, 2/14/2031(c)	1,619,249
2,300,000	Vertex Aerospace Services Corp., 2021 First Lien Term Loan, 1 mo. USD SOFR + 3.250%,8.698%, 12/06/2028(a)(b)	2,297,493
		11,148,478
	Airlines — 1.9%
5,710,500	American Airlines, Inc., 2021 Term Loan, 3 mo. USD SOFR + 4.750%,10.427%, 4/20/2028(a)(b)	5,789,019
3,269,869	LifeMiles Ltd., 2021 Term Loan B, 3 mo. USD SOFR + 5.250%,10.900%, 8/30/2026(a)(b)	3,182,007
1,875,000	Mileage Plus Holdings LLC, 2020 Term Loan B, 3 mo. USD SOFR + 5.250%,10.798%, 6/21/2027(a)(b)	1,930,538
2,452,533	SkyMiles IP Ltd., 2020 Skymiles Term Loan B, 3 mo. USD SOFR + 3.750%,9.166%, 10/20/2027(a)(b)	2,503,742
4,779,931	United Airlines, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 3.750%,9.207%, 4/21/2028(a)(b)	4,774,482
		18,179,788
	Automotive — 2.5%
4,700,000	Clarios Global LP, 2023 Incremental Term Loan, 1 mo. USD SOFR + 3.750%,9.098%, 5/06/2030(a)(b)	4,703,525
4,000,000	First Brands Group LLC, 2021 2nd Lien Term Loan, 6 mo. USD SOFR + 8.500%,14.381%, 3/30/2028(a)(b)	3,745,000
5,495,727	First Brands Group LLC, 2021 Term Loan, 6 mo. USD SOFR + 5.000%,10.881%, 3/30/2027(a)(b)	5,398,177
4,614,920	IXS Holdings, Inc., 2020 Term Loan B, 3 mo. USD SOFR + 4.250%,9.851%, 3/05/2027(a)(b)	3,873,949
2,822,000	Phinia, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%,9.490%, 7/03/2028(a)(b)	2,829,055
2,890,070	Wheel Pros LLC, 2023 3rd Amendment Term Loan, USD SOFR + 4.500%,9.842%, 5/11/2028(a)(b)	2,279,542
517,141	Wheel Pros LLC, 2023 FILO Term Loan, 1 mo. USD SOFR + 8.875%,14.330%, 2/10/2028(a)(b)	554,634
		23,383,882
	Brokerage — 3.4%
3,589,449	AqGen Ascensus, Inc., 2021 2nd Lien Term Loan, 3 mo. USD SOFR + 6.500%,12.176%, 8/02/2029(a)(b)	3,412,955
2,387,893	Citadel Securities LP, 2023 Term Loan B, 1 mo. USD SOFR + 2.500%,7.963%, 7/29/2030(a)(b)	2,386,603
3,538,641	DRW Holdings LLC, 2021 Term Loan, 1 mo. USD SOFR + 3.750%,9.213%, 3/01/2028(a)(b)	3,528,309
7,152,045	Edelman Financial Center LLC, 2018 2nd Lien Term Loan, 1 mo. USD SOFR + 6.750%,12.213%, 7/20/2026(a)(b)	7,116,284
2,605,200	Eisner Advisory Group LLC, Term Loan, 1 mo. USD SOFR + 5.250%,10.713%, 7/28/2028(a)(b)	2,600,328
3,258,000	Focus Financial Partners LLC, 2023 Term Loan B6, 1 mo. USD SOFR + 3.500%,8.848%, 6/30/2028(a)(b)	3,255,687
3,800,000	Harbourvest Partners LLC, 2023 Term Loan B, 3 mo. USD SOFR + 3.000%,8.390%, 4/22/2030(a)(b)	3,793,654
3,706,975	LHS Borrower LLC, 2022 Term Loan B, 1 mo. USD SOFR + 4.750%,10.198%, 2/16/2029(a)(b)	3,257,505
3,989,601	Resolute Investment Managers, Inc., 2020 Term Loan C, 3 mo. USD SOFR + 4.250%,9.790%, 4/30/2024(a)(b)	2,528,410
		31,879,735
Principal Amount	Description	Value (†)
	Building Materials — 2.2%
$3,066,539	Foley Products Co. LLC, 2021 Term Loan, 3 mo. USD SOFR + 4.750%,10.290%, 12/29/2028(a)(b)	$3,063,994
408,000	GYP Holdings III Corp., 2023 Term Loan, 1 mo. USD SOFR + 3.000%,8.348%, 5/12/2030(a)(b)	409,020
2,000,000	Janus International Group LLC, 2023 Term Loan B, 8/03/2030(c)	1,997,000
3,000,000	Janus International Group LLC, 2023 Term Loan B, 3 mo. USD SOFR + 3.250%,8.764%, 8/03/2030(a)(b)	2,995,500
1,976,631	Mannington Mills, Inc., 2021 Term Loan B, 3 mo. USD SOFR + 3.750%,9.402%, 8/06/2026(a)(b)	1,777,742
2,493,655	MI Windows & Doors LLC, 2022 Term Loan, 1 mo. USD SOFR + 3.500%,8.948%, 12/18/2027(b)	2,493,655
2,609,129	Oscar AcquisitionCo LLC, Term Loan B, 3 mo. USD SOFR + 4.500%,9.990%, 4/29/2029(a)(b)	2,552,589
1,939,000	Summit Materials LLC, 2023 Incremental Term Loan B, 11/30/2028(c)	1,939,000
3,251,398	U.S. Silica Co., 2023 Term Loan B, 1 mo. USD SOFR + 4.750%,10.198%, 3/25/2030(a)(b)	3,250,878
		20,479,378
	Cable Satellite — 2.2%
10,783,619	DirecTV Financing LLC, Term Loan, USD SOFR + 5.000%,10.645%, 8/02/2027(a)(b)	10,595,768
5,421,000	Virgin Media Bristol LLC, 2023 USD Term Loan Y, 6 mo. USD SOFR + 3.250%,8.790%, 3/31/2031(a)(b)	5,340,552
4,877,715	WideOpenWest Finance LLC, 2021 Term Loan B, 3 mo. USD SOFR + 3.000%,8.390%, 12/20/2028(a)(b)	4,365,555
		20,301,875
	Chemicals — 3.1%
2,175,000	Aruba Investments, Inc., 2020 2nd Lien Term Loan, 1 mo. USD SOFR + 7.750%,13.198%, 11/24/2028(a)(b)	2,012,419
4,064,050	Bakelite U.S. Holdco, Inc., 2022 Term Loan, 3 mo. USD SOFR + 4.000%,9.540%, 5/29/2029(a)(b)	3,931,968
4,850,085	Chemours Co., 2023 USD Term Loan B, 1 mo. USD SOFR + 3.500%,8.848%, 8/18/2028(a)(b)	4,786,452
3,492,627	Groupe Solmax, Inc., Term Loan, USD SOFR + 4.750%,10.259%, 5/29/2028(a)(b)	3,225,057
3,343,572	Ineos U.S. Finance LLC, 2022 USD Term Loan B, 1 mo. USD SOFR + 3.750%,9.198%, 11/08/2027(a)(b)	3,338,690
2,892,750	LSF11 A5 Holdco LLC, 2023 Incremental Term Loan B, 1 mo. USD SOFR + 4.250%,9.698%, 10/15/2028(a)(b)	2,859,599
2,521,320	Luxembourg Investment Co. 428 SARL, Term Loan B, 3 mo. USD SOFR + 5.000%,10.540%, 1/03/2029(a)(b)	1,647,254
2,010,895	Momentive Performance Materials, Inc., 2023 Term Loan, 1 mo. USD SOFR + 4.500%,9.848%, 3/29/2028(a)(b)	1,922,416
2,654,937	Vantage Specialty Chemicals, Inc., 2023 Term Loan B, 1 mo. USD SOFR + 4.750%,10.081%, 10/26/2026(a)(b)	2,478,384
2,500,000	Windsor Holdings III LLC, USD Term Loan B, 1 mo. USD SOFR + 4.500%,9.820%, 8/01/2030(a)(b)	2,503,475
		28,705,714
	Consumer Cyclical Services — 4.3%
4,602,000	CHG Healthcare Services, Inc., 2023 Incremental Term Loan, 3 mo. USD SOFR + 3.750%,9.145%, 9/29/2028(a)(b)	4,591,461
2,959,000	Cushman & Wakefield U.S. Borrower LLC, 2023 Term Loan B, 1 mo. USD SOFR + 4.000%,9.348%, 1/31/2030(a)(b)	2,892,423
See accompanying notes to financial statements.
| 20

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund (continued)
Principal Amount	Description	Value (†)
	Consumer Cyclical Services — continued
$2,493,547	Galaxy U.S. Opco, Inc., Term Loan, 3 mo. USD SOFR + 4.750%,10.133%, 4/29/2029(a)(b)	$2,304,461
737,437	Go Daddy Operating Co. LLC, 2022 Term Loan B5, 1 mo. USD SOFR + 2.500%,7.848%, 11/09/2029(a)(b)	738,285
2,992,500	Inmar, Inc., 2023 Term Loan, USD SOFR + 5.500%,10.859%, 5/01/2026(a)(b)	2,910,206
3,291,750	Kingpin Intermediate Holdings LLC, 2023 Term Loan B, 1 mo. USD SOFR + 3.500%,8.848%, 2/08/2028(a)(b)	3,262,947
4,415,384	Latham Pool Products, Inc., 2022 Term Loan B, 3 mo. USD SOFR + 4.000%,9.528%, 2/23/2029(a)(b)	4,200,134
150,277	OMNIA Partners LLC, Delayed Draw Term Loan,0.500%, 7/25/2030(d)	150,411
1,599,723	OMNIA Partners LLC, Term Loan B, 3 mo. USD SOFR + 4.250%,9.628%, 7/25/2030(a)(b)	1,601,147
220,191	Ryan LLC, Delayed Draw Term Loan, 11/14/2030(d)	218,678
95,238	Ryan LLC, Delayed Draw Term Loan, 11/14/2030(c)	94,584
904,762	Ryan LLC, Term Loan, 11/14/2030(c)	898,546
2,091,810	Ryan LLC, Term Loan, 1 mo. USD SOFR + 4.500%,9.848%, 11/14/2030(a)(b)	2,077,439
3,103,157	Sweetwater Borrower LLC, Term Loan B, 1 mo. USD SOFR + 4.250%,9.713%, 8/07/2028(a)(b)	3,048,852
3,300,000	TTF Holdings LLC, Term Loan, 1 mo. USD SOFR + 4.000%,9.463%, 3/31/2028(a)(b)	3,295,875
4,772,187	Uber Technologies, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 2.750%,8.159%, 3/03/2030(a)(b)	4,781,159
2,208,431	Vaco Holdings LLC, 2022 Term Loan, 3 mo. USD SOFR + 5.000%,10.587%, 1/21/2029(b)	2,131,136
1,290,000	VT Topco, Inc., 2023 Term Loan B, 1 mo. USD SOFR + 4.250%,9.598%, 8/09/2030(a)(b)	1,289,200
		40,486,944
	Consumer Products — 2.8%
2,887,264	AI Aqua Merger Sub, Inc., 2021 1st Lien Term Loan B, 1 mo. USD SOFR + 3.750%,9.071%, 7/31/2028(a)(b)	2,831,684
1,000,000	AI Aqua Merger Sub, Inc., 2023 Incremental Term Loan, 7/31/2028(c)	990,000
3,225,481	Bombardier Recreational Products, Inc., 2023 Term Loan B3, 1 mo. USD SOFR + 2.750%,8.098%, 12/13/2029(a)(b)	3,208,547
2,912,645	Mattress Firm, Inc., 2021 Term Loan B, 6 mo. USD LIBOR + 4.250%,9.950%, 9/25/2028(a)(b)	2,885,354
3,416,000	Recess Holdings, Inc., 2023 Term Loan, 3 mo. USD SOFR + 4.000%,9.388%, 3/29/2027(a)(b)	3,409,612
4,441,145	Solis IV BV, USD Term Loan B1, 3 mo. USD SOFR + 3.500%,8.880%, 2/26/2029(b)	4,283,307
1,101,741	Springs Windows Fashions LLC, 2021 Term Loan B, 1 mo. USD SOFR + 4.000%,9.463%, 10/06/2028(a)(b)	937,857
749,141	Thor Industries, Inc., 2023 USD Term Loan B2, 1 mo. USD SOFR + 2.750%,8.073%, 11/15/2030(a)(b)	751,014
1,803,426	Topgolf Callaway Brands Corp., Term Loan B, 1 mo. USD SOFR + 3.500%,8.948%, 3/15/2030(a)(b)	1,797,799
2,695,945	Weber-Stephen Products LLC, 2022 Incremental Term Loan B, 1 mo. USD SOFR + 4.250%,9.698%, 10/30/2027(a)(b)	2,301,663
3,306,952	Weber-Stephen Products LLC, Term Loan B, 1 mo. USD SOFR + 3.250%,8.713%, 10/30/2027(a)(b)	2,823,906
		26,220,743
	Diversified Manufacturing — 2.9%
3,339,282	Arcline FM Holdings LLC, 2021 1st Lien Term Loan, 3 mo. USD SOFR + 4.750%,10.402%, 6/23/2028(a)(b)	3,283,349
Principal Amount	Description	Value (†)
	Diversified Manufacturing — continued
$1,391,000	Barnes Group, Inc., Term Loan B, 1 mo. USD SOFR + 3.000%,8.448%, 9/03/2030(a)(b)	$1,387,870
3,639,397	Chart Industries, Inc., 2023 Term Loan, 1 mo. USD SOFR + 3.250%,8.670%, 3/15/2030(a)(b)	3,627,278
4,719,450	Emrld Borrower LP, Term Loan B, 1 mo. USD SOFR + 3.000%,8.348%, 5/31/2030(a)(b)	4,721,526
3,980,000	Filtration Group Corp., 2023 USD Term Loan, 1 mo. USD SOFR + 4.250%,9.713%, 10/21/2028(a)(b)	3,984,139
3,000,000	Infinite Bidco LLC, 2nd Lien Term Loan, 3 mo. USD SOFR + 7.000%,12.645%, 3/02/2029(a)(b)	2,565,000
3,500,000	LSF12 Badger Bidco LLC, Term Loan B, 1 mo. USD SOFR + 6.000%,11.348%, 8/30/2030(a)(b)	3,482,500
2,346,300	Project Castle, Inc., Term Loan B, 3 mo. USD SOFR + 5.500%,10.895%, 6/01/2029(a)(b)	2,039,334
2,219,592	Vertiv Group Corp., 2021 Term Loan B, 1 mo. USD SOFR + 2.750%,8.184%, 3/02/2027(b)	2,221,545
4,388	Watlow Electric Manufacturing Co., Term Loan B, USD SOFR + 3.750%,9.115%, 3/02/2028(a)(b)	4,340
		27,316,881
	Electric — 0.5%
2,341,750	Talen Energy Supply LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.500%,9.869%, 5/17/2030(a)(b)	2,348,447
1,902,381	Talen Energy Supply LLC, 2023 Term Loan C, 3 mo. USD SOFR + 4.500%,9.869%, 5/17/2030(a)(b)	1,907,822
		4,256,269
	Environmental — 1.2%
2,413,661	Covanta Holding Corp., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%,8.321%, 11/30/2028(a)(b)	2,409,438
181,025	Covanta Holding Corp., 2023 Term Loan C, 1 mo. USD SOFR + 3.000%,8.321%, 11/30/2028(a)(b)	180,708
2,287,208	Liberty Tire Recycling Holdco LLC, 2021 Term Loan, 1 mo. USD SOFR + 4.500%,9.963%, 5/05/2028(a)(b)	2,094,693
3,024,664	Northstar Group Services, Inc., 2020 Term Loan B, 1 mo. USD SOFR + 5.500%,10.963%, 11/12/2026(a)(b)	3,017,103
997,362	Rockwood Service Corp., 2020 Term Loan, 1 mo. USD SOFR + 4.250%,9.713%, 1/23/2027(a)(b)	997,113
326,087	The Action Environmental Group, Inc., 2023 Delayed Draw Term Loan B, 10/24/2030(d)	326,495
2,173,913	The Action Environmental Group, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 4.500%,9.878%, 10/24/2030(a)(b)	2,176,630
		11,202,180
	Financial Other — 0.6%
2,152,000	GIP Pilot Acquisition Partners LP, Term Loan, 3 mo. USD SOFR + 3.000%,8.388%, 10/04/2030(a)(b)	2,146,620
3,565,028	Orion Advisor Solutions, Inc., 2021 Term Loan, 3 mo. USD SOFR + 3.750%,9.395%, 9/24/2027(a)(b)	3,464,779
		5,611,399
	Food & Beverage — 1.2%
3,452,501	City Brewing Co. LLC, Closing Date Term Loan, 3 mo. USD SOFR + 3.500%,9.164%, 4/05/2028(a)(b)	2,775,811
4,421,520	Del Monte Foods, Inc., 2022 Term Loan, 1 mo. USD SOFR + 4.250%,9.698%, 5/16/2029(a)(b)	4,360,724
11,194	Del Monte Foods, Inc., 2022 Term Loan, PRIME + 3.250%,11.750%, 5/16/2029(b)	11,040
5,000,000	Naked Juice LLC, 2nd Lien Term Loan, 3 mo. USD SOFR + 6.000%,11.490%, 1/24/2030(a)(b)	3,971,900
		11,119,475
See accompanying notes to financial statements.
21 |

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund (continued)
Principal Amount	Description	Value (†)
	Gaming — 2.2%
$3,721,591	Bally's Corp., 2021 Term Loan B, 3 mo. USD SOFR + 3.250%,8.927%, 10/02/2028(a)(b)	$3,422,301
1,500,000	Fertitta Entertainment LLC, 2022 Term Loan B, 1/27/2029(c)	1,488,195
3,603,046	Fertitta Entertainment LLC, 2022 Term Loan B, 1 mo. USD SOFR + 4.000%,9.348%, 1/27/2029(a)(b)	3,574,690
4,567,313	GVC Holdings (Gibraltar) Ltd., 2022 USD Term Loan B2, 3 mo. USD SOFR + 3.500%,8.990%, 10/31/2029(a)(b)	4,571,104
1,250,000	J&J Ventures Gaming LLC, 2023 Incremental Term Loan B, 1 mo. USD SOFR + 4.250%,9.713%, 4/26/2028(a)(b)	1,203,125
2,250,000	J&J Ventures Gaming LLC, 2023 Nevada Delayed Draw Term Loan, 4/26/2028(c)	2,165,625
4,155,000	Ontario Gaming GTA LP, Term Loan B, 3 mo. USD SOFR + 4.250%,9.640%, 8/01/2030(a)(b)	4,162,811
		20,587,851
	Healthcare — 6.3%
4,813,000	Bausch & Lomb Corp., 2023 Incremental Term Loan, 1 mo. USD SOFR + 4.000%,9.348%, 9/29/2028(a)(b)	4,704,708
4,345,387	Carestream Dental Equipment, Inc., 2021 Term Loan, 6 mo. USD LIBOR + 4.500%,10.231%, 9/01/2024(a)(b)	3,572,516
3,473,750	Charlotte Buyer, Inc., 1st Lien Term Loan, 1 mo. USD SOFR + 5.250%,10.571%, 2/11/2028(a)(b)	3,468,435
486,726	Dermatology Intermediate Holdings III, Inc., 2022 Delayed Draw Term Loan, 3 mo. USD SOFR + 4.250%,9.633%, 3/30/2029(a)(b)	467,462
2,808,325	Dermatology Intermediate Holdings III, Inc., 2022 Term Loan B, 3 mo. USD SOFR + 4.250%,9.633%, 3/30/2029(a)(b)	2,697,171
1,851,775	Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Delayed Draw Term Loan, 3 mo. USD SOFR + 4.250%,9.740%, 7/06/2029(a)(b)	1,806,647
4,012,179	Element Materials Technology Group U.S. Holdings, Inc., 2022 USD Term Loan, 3 mo. USD SOFR + 4.250%,9.740%, 7/06/2029(a)(b)	3,914,402
3,268,996	Embecta Corp., Term Loan B, 3 mo. USD SOFR + 3.000%,8.337%, 3/30/2029(a)(b)	3,196,817
3,990,000	Fortrea Holdings, Inc., Term Loan B, 1 mo. USD SOFR + 3.750%,9.098%, 7/01/2030(a)(b)	3,948,863
977,080	Gainwell Acquisition Corp., Term Loan B, 3 mo. USD SOFR + 4.000%,9.490%, 10/01/2027(a)(b)	940,440
1,995,000	GHX Ultimate Parent Corp., 2023 Term Loan, 3 mo. USD SOFR + 4.750%,10.116%, 6/30/2027(a)(b)	1,990,013
2,929,051	Heartland Dental LLC, 2023 Term Loan B, 1 mo. USD SOFR + 5.000%,10.331%, 4/28/2028(a)(b)	2,881,454
2,030,000	IVC Acquisition Ltd., 2023 USD Term Loan B, 11/17/2028(c)	2,013,516
1,000,000	MDVIP, Inc., 2021 2nd Lien Term Loan, 1 mo. USD SOFR + 6.500%,11.963%, 10/15/2029(a)(b)	945,000
2,300,000	MDVIP, Inc., 2021 Term Loan, 10/16/2028(c)	2,294,825
2,846,148	NAPA Management Services Corp., Term Loan B, 1 mo. USD SOFR + 5.250%,10.560%, 2/23/2029(a)(b)	2,367,653
6,431,027	National Mentor Holdings, Inc., 2021 Term Loan, USD SOFR + 3.750%,9.207%, 3/02/2028(a)(b)	5,824,131
177,172	National Mentor Holdings, Inc., 2021 Term Loan C, 3 mo. USD SOFR + 3.750%,9.240%, 3/02/2028(a)(b)	160,452
Principal Amount	Description	Value (†)
	Healthcare — continued
$3,738,894	Onex TSG Intermediate Corp., 2021 Term Loan B, 3 mo. USD SOFR + 4.750%,10.395%, 2/28/2028(a)(b)	$3,502,110
1,000,000	Southern Veterinary Partners LLC, 2nd Lien Term Loan, 1 mo. USD SOFR + 7.750%,13.198%, 10/05/2028(a)(b)	990,830
2,780,357	Southern Veterinary Partners LLC, Term Loan, 1 mo. USD SOFR + 4.000%,9.463%, 10/05/2027(a)(b)	2,763,675
2,509,781	Star Parent, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%,9.386%, 9/27/2030(a)(b)	2,450,877
2,252,723	U.S. Anesthesia Partners, Inc., 2021 Term Loan, 1 mo. USD SOFR + 4.250%,9.685%, 10/01/2028(a)(b)	2,012,853
		58,914,850
	Independent Energy — 0.6%
5,205,924	Matador Bidco SARL, Term Loan, 1 mo. USD SOFR + 4.500%,9.948%, 10/15/2026(a)(b)	5,210,558
	Industrial Other — 1.8%
3,881,998	Colibri Group LLC, 2022 Term Loan, 3 mo. USD SOFR + 5.000%,10.545%, 3/12/2029(a)(b)	3,831,066
2,500,000	KUEHG Corp., 2023 Term Loan, 3 mo. USD SOFR + 5.000%,10.390%, 6/12/2030(a)(b)	2,501,875
1,000,000	Learning Care Group, Inc., 2023 Term Loan, USD SOFR + 4.750%,10.128%, 8/11/2028(a)(b)	1,000,250
2,992,386	Michael Baker International LLC, 2021 Term Loan, 1 mo. USD SOFR + 5.000%,10.463%, 12/01/2028(a)(b)	2,977,424
4,642,377	Service Logic Acquisition, Inc., Term Loan, USD SOFR + 4.000%,9.644%, 10/29/2027(a)(b)	4,636,575
2,096,685	VM Consolidated, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 3.250%,8.713%, 3/24/2028(a)(b)	2,101,486
		17,048,676
	Leisure — 1.1%
1,493,939	Arcis Golf LLC, Term Loan B, 1 mo. USD SOFR + 4.250%,9.713%, 11/24/2028(a)(b)	1,494,567
2,992,366	SeaWorld Parks & Entertainment, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 3.000%,8.463%, 8/25/2028(a)(b)	2,987,878
5,761,548	Thunder Finco Pty. Ltd., Term Loan B, 3 mo. USD SOFR + 4.250%,9.540%, 11/26/2026(a)(b)	5,732,739
		10,215,184
	Lodging — 0.7%
2,470,091	Hilton Domestic Operating Company, Inc., 2023 Term Loan B4, 1 mo. USD SOFR + 2.000%,7.443%, 11/08/2030(a)(b)	2,471,425
3,670,819	Hilton Grand Vacations Borrower LLC, 2021 Term Loan B, 1 mo. USD SOFR + 2.750%,8.213%, 8/02/2028(a)(b)	3,666,231
		6,137,656
	Media Entertainment — 10.0%
2,476,400	ABG Intermediate Holdings 2 LLC, 2021 2nd Lien Term Loan, 1 mo. USD SOFR + 6.000%,11.448%, 12/20/2029(a)(b)	2,484,151
1,846,247	ABG Intermediate Holdings 2 LLC, 2023 Term Loan B2, 12/21/2028(c)	1,851,639
8,372,790	Advantage Sales & Marketing, Inc., 2021 Term Loan, 3 mo. USD SOFR + 4.500%,10.176%, 10/28/2027(a)(b)	8,184,402
1,610,400	AP Core Holdings II LLC, Amortization Term Loan B1, 1 mo. USD SOFR + 5.500%,10.963%, 9/01/2027(a)(b)	1,575,503
See accompanying notes to financial statements.
| 22

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund (continued)
Principal Amount	Description	Value (†)
	Media Entertainment — continued
$3,806,000	AP Core Holdings II LLC, High-Yield Term Loan B2, 1 mo. USD SOFR + 5.500%,10.963%, 9/01/2027(a)(b)	$3,714,009
2,708,390	Banijay Entertainment S.A.S, USD Term Loan B1, 1 mo. USD SOFR + 3.750%,9.173%, 3/01/2028(a)(b)	2,709,067
6,760,281	Cengage Learning, Inc., 2021 Term Loan B, 3 mo. USD SOFR + 4.750%,10.406%, 7/14/2026(a)(b)	6,749,329
4,703,548	CMG Media Corp., 2021 Term Loan, 3 mo. USD SOFR + 3.500%,8.990%, 12/17/2026(a)(b)	4,314,517
7,690,438	Creative Artists Agency LLC, 2023 Term Loan B, 1 mo. USD SOFR + 3.500%,8.848%, 11/27/2028(a)(b)	7,704,357
4,710,617	Dotdash Meredith, Inc., Term Loan B, 1 mo. USD SOFR + 4.000%,9.420%, 12/01/2028(b)	4,639,958
6,414,385	Gray Television, Inc., 2021 Term Loan D, 1 mo. USD SOFR + 3.000%,8.435%, 12/01/2028(a)(b)	6,228,496
2,750,000	iHeartCommunications, Inc., 2020 Term Loan, 1 mo. USD SOFR + 3.000%,8.463%, 5/01/2026(a)(b)	2,287,093
4,546,541	McGraw-Hill Global Education Holdings LLC, 2021 Term Loan, 1 mo. USD SOFR + 4.750%,10.213%, 7/28/2028(a)(b)	4,459,656
7,400,000	MH Sub I LLC, 2021 2nd Lien Term Loan, 1 mo. USD SOFR + 6.250%,11.593%, 2/23/2029(a)(b)	6,641,500
947,625	MH Sub I LLC, 2023 Term Loan, 1 mo. USD SOFR + 4.250%,9.598%, 5/03/2028(a)(b)	916,695
7,932,243	PUG LLC, USD Term Loan, 1 mo. USD SOFR + 3.500%,8.963%, 2/12/2027(a)(b)	7,669,527
5,000,000	Simon & Schuster, Inc., Term Loan B, 3 mo. USD SOFR + 4.000%,9.390%, 10/30/2030(a)(b)	4,993,750
4,937,500	Sinclair Television Group, Inc., 2022 Term Loan B4, 1 mo. USD SOFR + 3.750%,9.198%, 4/21/2029(a)(b)	3,708,260
4,054,577	Summer (BC) Holdco B SARL, 2021 USD Term Loan B2, 3 mo. USD SOFR + 4.500%,10.150%, 12/04/2026(a)(b)	3,949,158
1,647,250	Syndigo LLC, 2020 2nd Lien Term Loan, 3 mo. USD SOFR + 8.000%,13.671%, 12/15/2028(a)(b)	1,482,525
3,022,500	Syndigo LLC, 2020 Term Loan, 1 mo. USD SOFR + 4.500%,9.958%, 12/15/2027(a)(b)	2,916,712
3,634,113	Voyage Digital (NZ) Ltd., USD Term Loan B, 3 mo. USD SOFR + 4.000%,9.367%, 5/11/2029(a)(b)	3,625,028
		92,805,332
	Midstream — 1.7%
4,461,088	AL NGPL Holdings LLC, 2023 Incremental Term Loan B, 1 mo. USD SOFR + 3.750%,9.194%, 4/13/2028(a)(b)	4,458,322
3,391,500	Northriver Midstream Finance LP, 2023 USD Term Loan B, 3 mo. USD SOFR + 3.000%,8.395%, 8/16/2030(a)(b)	3,390,075
4,373,483	Oryx Midstream Services Permian Basin LLC, 2023 Incremental Term Loan, 1 mo. USD SOFR + 3.250%,8.694%, 10/05/2028(a)(b)	4,372,477
3,840,375	Whitewater Whistler Holdings LLC, 2023 Term Loan B, 3 mo. USD SOFR + 2.750%,8.146%, 2/15/2030(a)(b)	3,838,455
		16,059,329
	Oil Field Services — 0.7%
3,000,000	BANGL LLC, Term Loan B, 1 mo. USD SOFR + 4.500%,9.895%, 2/01/2029(a)(b)	2,985,000
3,980,000	Brazos Delaware II LLC, 2023 Term Loan B, 1 mo. USD SOFR + 3.750%,9.080%, 2/11/2030(a)(b)	3,978,328
		6,963,328
Principal Amount	Description	Value (†)
	Other REITs — 0.9%
$2,282,443	Apollo Commercial Real Estate Finance, Inc., 2021 Incremental Term Loan B1, 1 mo. USD SOFR + 3.500%,8.963%, 3/11/2028(b)	$2,191,145
2,435,760	RHP Hotel Properties LP, 2023 Term Loan B, 1 mo. USD SOFR + 2.750%,8.098%, 5/18/2030(a)(b)	2,433,933
4,093,070	Starwood Property Trust, Inc., 2022 Term Loan B, 1 mo. USD SOFR + 3.250%,8.598%, 11/18/2027(a)(b)	4,072,605
		8,697,683
	Paper — 1.3%
2,816,537	Domtar Corp., 2021 Term Loan B, 1 mo. USD SOFR + 5.500%,10.831%, 11/30/2028(a)(b)	2,774,289
5,147,238	Schweitzer-Mauduit International, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 3.750%,9.213%, 4/20/2028(a)(b)	5,070,029
4,289,085	Spa Holdings 3 Oy, USD Term Loan B, 3 mo. USD SOFR + 4.000%,9.652%, 2/04/2028(a)(b)	4,196,870
		12,041,188
	Pharmaceuticals — 1.4%
2,817,188	Bausch Health Cos., Inc., 2022 Term Loan B, 1 mo. USD SOFR + 5.250%,10.691%, 2/01/2027(a)(b)	2,124,638
4,763,388	Jazz Financing Lux SARL, USD Term Loan, 1 mo. USD SOFR + 3.500%,8.963%, 5/05/2028(a)(b)	4,770,009
4,149,386	LSCS Holdings, Inc., 2021 1st Lien Term Loan, 1 mo. USD SOFR + 4.614%,9.963%, 12/16/2028(a)(b)	4,088,017
2,000,000	LSCS Holdings, Inc., 2021 2nd Lien Term Loan, 1 mo. USD SOFR + 8.000%,13.463%, 12/17/2029(a)(b)	1,760,000
		12,742,664
	Property & Casualty Insurance — 2.2%
3,341,625	Amynta Agency Borrower, Inc., 2023 Term Loan B, 1 mo. USD SOFR + 5.000%,10.448%, 2/28/2028(a)(b)	3,346,504
603,476	AssuredPartners, Inc., 2023 Term Loan B4, 2/12/2027(c)	603,778
1,982,800	Asurion LLC, 2020 Term Loan B8, 1 mo. USD SOFR + 3.250%,8.713%, 12/23/2026(a)(b)	1,953,811
4,686,000	Asurion LLC, 2021 2nd Lien Term Loan B3, 1 mo. USD SOFR + 5.250%,10.713%, 1/31/2028(a)(b)	4,195,657
2,822,760	Asurion LLC, 2023 Term Loan B11, 1 mo. USD SOFR + 4.250%,9.698%, 8/19/2028(a)(b)	2,773,362
1,880,365	Baldwin Risk Partners LLC, 2021 Term Loan B, 1 mo. USD SOFR + 3.500%,8.955%, 10/14/2027(a)(b)	1,872,524
4,696,000	Howden Group Holdings Ltd., 2023 USD Term Loan B, 4/18/2030(c)	4,692,666
789,474	HUB International Ltd., 2023 Term Loan B, 3 mo. USD SOFR + 4.250%,9.662%, 6/20/2030(a)(b)	792,402
		20,230,704
	Refining — 0.3%
2,385,835	Delek U.S. Holdings, Inc., 2022 Term Loan B, 1 mo. USD SOFR + 3.500%,8.948%, 11/19/2029(a)(b)	2,380,419
	Restaurants — 0.6%
2,794,523	1011778 B.C. Unlimited Liability Co., 2023 Term Loan B5, 1 mo. USD SOFR + 2.250%,7.598%, 9/20/2030(a)(b)	2,781,863
2,669,449	Dave & Buster's, Inc., 2023 Term Loan, 1 mo. USD SOFR + 3.750%,9.188%, 6/29/2029(a)(b)	2,669,023
		5,450,886
	Retailers — 6.4%
4,199,275	At Home Group, Inc., Term Loan B, 1 mo. USD SOFR + 4.250%,9.684%, 7/24/2028(a)(b)	1,457,946
See accompanying notes to financial statements.
23 |

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund (continued)
Principal Amount	Description	Value (†)
	Retailers — continued
$2,751,174	Canada Goose, Inc., 2021 Term Loan, 1 mo. USD SOFR + 3.500%,8.963%, 10/07/2027(a)(b)	$2,696,729
3,589,390	Container Store, Inc., 2020 Term Loan B3, 3 mo. USD SOFR + 4.750%,10.402%, 1/31/2026(a)(b)	3,230,451
2,133,342	Crocs, Inc., 2023 Term Loan B, 1 mo. USD SOFR + 3.000%,8.540%, 2/20/2029(a)(b)	2,137,886
2,969,543	CWGS Group LLC, 2021 Term Loan B, 1 mo. USD SOFR + 2.500%,7.947%, 6/03/2028(a)(b)	2,829,885
3,582,933	Evergreen Acqco 1 LP, 2021 USD Term Loan, 3 mo. USD SOFR + 5.250%,10.902%, 4/26/2028(a)(b)	3,588,522
2,871,078	Great Outdoors Group LLC, 2021 Term Loan B1, 1 mo. USD SOFR + 3.750%,9.402%, 3/06/2028(a)(b)	2,843,918
600,000	International Textile Group, Inc., 2023 Last Out Term Loan, 9/30/2027(c)	462,000
2,778,742	International Textile Group, Inc., 2023 Term Loan, 3 mo. USD SOFR + 8.650%,14.045%, 9/30/2027(a)(b)	2,750,955
2,891,676	Michaels Cos., Inc., 2021 Term Loan B, 3 mo. USD SOFR + 4.250%,9.902%, 4/15/2028(a)(b)	2,194,059
4,652,966	Olaplex, Inc., 2022 Term Loan, 1 mo. USD SOFR + 3.500%,8.948%, 2/23/2029(a)(b)	4,254,161
4,173,000	Peer Holding III BV, 2023 USD Term Loan B4, 10/19/2030(c)	4,166,031
3,657,182	Petco Health and Wellness Co., Inc., 2021 Term Loan B, 3 mo. USD SOFR + 3.250%,8.902%, 3/03/2028(a)(b)	3,453,001
5,476,102	PetSmart, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 3.750%,9.198%, 2/11/2028(a)(b)	5,387,115
3,530,482	Rent-A-Center, Inc., 2021 First Lien Term Loan B, 6 mo. USD SOFR + 3.250%,9.119%, 2/17/2028(a)(b)	3,517,243
3,461,259	Restoration Hardware, Inc., 2022 Incremental Term Loan, 1 mo. USD SOFR + 3.250%,8.698%, 10/20/2028(a)(b)	3,294,704
4,145,180	RVR Dealership Holdings LLC, Term Loan B, 1 mo. USD SOFR + 3.750%,9.191%, 2/08/2028(a)(b)	3,316,144
5,255,250	S&S Holdings LLC, Term Loan, 3 mo. USD SOFR + 5.000%,10.503%, 3/11/2028(a)(b)	5,068,689
2,304,002	Tory Burch LLC, Term Loan B, 1 mo. USD SOFR + 3.250%,8.713%, 4/16/2028(a)(b)	2,277,437
997,456	Victoria's Secret & Co., Term Loan B, 3 mo. USD SOFR + 3.25%,8.903%, 8/02/2028(a)(b)	983,740
		59,910,616
	Technology — 12.0%
6,975,000	Access CIG LLC, 2018 2nd Lien Term Loan, 3 mo. USD SOFR + 7.750%,13.409%, 2/27/2026(a)(b)	6,858,727
4,860,000	Altar Bidco, Inc., 2021 2nd Lien Term Loan, 3 mo. USD SOFR + 5.600%,10.493%, 2/01/2030(a)(b)	4,659,525
3,500,000	Applied Systems, Inc., 2021 2nd Lien Term Loan, 3 mo. USD SOFR + 6.750%,12.140%, 9/17/2027(a)(b)	3,513,125
438,795	Applied Systems, Inc., 2022 Extended 1st Lien Term Loan, 3 mo. USD SOFR + 4.500%,9.890%, 9/18/2026(a)(b)	440,168
2,773,165	Ascend Learning LLC, 2021 Term Loan, 1 mo. USD SOFR + 3.500%,8.948%, 12/11/2028(a)(b)	2,706,525
5,703,942	Central Parent, Inc., 2023 Term Loan B, 3 mo. USD SOFR + 4.000%,9.406%, 7/06/2029(a)(b)	5,704,969
5,008,453	Conduent Business Services LLC, 2021 Term Loan B, 1 mo. USD SOFR + 4.250%,9.593%, 10/16/2028(a)(b)	4,887,398
3,832,672	Corel Corp., 2019 Term Loan, 3 mo. USD SOFR + 5.000%,10.488%, 7/02/2026(a)(b)	3,648,704
Principal Amount	Description	Value (†)
	Technology — continued
$3,453,005	Cornerstone OnDemand, Inc., 2021 Term Loan, 1 mo. USD SOFR + 3.750%,9.213%, 10/16/2028(a)(b)	$3,321,791
6,078,906	CT Technologies Intermediate Holdings, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 4.250%,9.713%, 12/16/2025(a)(b)	5,756,481
1,651,522	Dodge Data & Analytics LLC, 2022 Term Loan, 3 mo. USD SOFR + 4.750%,10.290%, 2/23/2029(b)	1,243,811
3,517,883	Endure Digital, Inc., Term Loan, 6 mo. USD SOFR + 3.500%,9.422%, 2/10/2028(a)(b)	3,385,330
1,994,911	Foundever Worldwide Corp., 2021 USD Term Loan, 1 mo. USD SOFR + 3.750%,9.098%, 8/28/2028(a)(b)	1,902,148
2,305,000	Genuine Financial Holdings LLC, 2023 Term Loan B, 3 mo. USD SOFR + 4.250%,9.386%, 9/27/2030(a)(b)	2,291,677
1,873,915	Global Client Solutions LLC, Term Loan B, 1 mo. USD SOFR + 6.000%,11.930%, 3/16/2026(a)(b)	1,780,219
5,119,026	GoTo Group, Inc., Term Loan B, 3 mo. USD SOFR + 4.750%,10.283%, 8/31/2027(a)(b)	3,352,962
1,385,751	Greeneden U.S. Holdings II LLC, 2020 USD Term Loan B4, 1 mo. USD SOFR + 4.000%,9.463%, 12/01/2027(a)(b)	1,386,374
6,823,000	GTCR W Merger Sub LLC, USD Term Loan B, 9/20/2030(c)	6,814,471
5,354,903	Loyalty Ventures, Inc., Term Loan B, 11/03/2027(e)	49,104
2,179,695	Magenta Buyer LLC, 2021 USD 1st Lien Term Loan, 3 mo. USD SOFR + 4.750%,10.645%, 7/27/2028(a)(b)	1,396,553
1,823,251	McAfee LLC, 2022 USD Term Loan B, 1 mo. USD SOFR + 3.750%,9.170%, 3/01/2029(a)(b)	1,796,887
2,977,330	MedAssets Software Intermediate Holdings, Inc., 2021 Term Loan, 1 mo. USD SOFR + 4.000%,9.463%, 12/18/2028(a)(b)	2,345,898
3,308,368	MKS Instruments, Inc., 2023 Term Loan B, 1 mo. USD SOFR + 2.500%,7.823%, 8/17/2029(a)(b)	3,298,707
4,900,000	Mosel Bidco SE, USD Term Loan B, 3 mo. USD SOFR + 4.750%,10.164%, 9/16/2030(a)(b)	4,893,875
2,855,000	NCR Atleos LLC, Term Loan B, 1 mo. USD SOFR + 4.750%,10.198%, 3/27/2029(a)(b)	2,785,995
1,500,000	Neptune Bidco U.S., Inc., 2022 USD Term Loan A, 4/11/2029(c)	1,337,250
4,385,710	Open Text Corp., 2023 Term Loan B, 1 mo. USD SOFR + 2.750%,8.198%, 1/31/2030(a)(b)	4,390,096
3,350,242	Physician Partners LLC, Term Loan, 3 mo. USD SOFR + 4.000%,9.533%, 12/26/2028(a)(b)	3,156,196
2,300,000	Project Alpha Intermediate Holding, Inc., 2023 1st Lien Term Loan B, 1 mo. USD SOFR + 4.750%,10.093%, 10/28/2030(a)(b)	2,259,382
3,712,440	Quest Software U.S. Holdings, Inc., 2022 Term Loan, 3 mo. USD SOFR + 4.250%,9.783%, 2/01/2029(a)(b)	2,704,513
2,690,742	Redstone Holdco 2 LP, 2021 Term Loan, 1 mo. USD SOFR + 4.750%,10.207%, 4/27/2028(a)(b)	2,024,783
3,988,577	Sabre GLBL, Inc., 2022 1st Lien Term Loan B, 1 mo. USD SOFR + 5.000%,10.448%, 6/30/2028(a)(b)	3,420,205
467,000	Severin Acquisition LLC, 2018 Term Loan B, 3 mo. USD SOFR + 3.250%,8.633%, 8/01/2027(a)(b)	466,500
2,610,000	Ultimate Software Group, Inc., 2021 2nd Lien Term Loan, 3 mo. USD SOFR + 5.250%,10.764%, 5/03/2027(a)(b)	2,608,382
1,500,000	Ultimate Software Group, Inc., 2021 Term Loan, 3 mo. USD SOFR + 3.250%,8.764%, 5/04/2026(a)(b)	1,500,000
1,288,083	Ultimate Software Group, Inc., Term Loan B, 3 mo. USD SOFR + 3.750%,9.233%, 5/04/2026(a)(b)	1,290,762
See accompanying notes to financial statements.
| 24

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund (continued)
Principal Amount	Description	Value (†)
	Technology — continued
$3,000,000	Vision Solutions, Inc., 2021 2nd Lien Term Loan, 3 mo. USD SOFR + 7.250%,12.890%, 4/23/2029(a)(b)	$2,682,330
3,621,944	Vision Solutions, Inc., 2021 Incremental Term Loan, 3 mo. USD SOFR + 4.000%,9.640%, 4/24/2028(a)(b)	3,531,395
		111,593,218
	Transportation Services — 2.0%
3,450,481	AIT Worldwide Logistics, Inc., 2021 Term Loan, 1 mo. USD SOFR + 4.750%,10.171%, 4/06/2028(a)(b)	3,359,043
951,196	Brown Group Holding LLC, 2022 Incremental Term Loan B2, USD SOFR + 3.750%,9.127%, 7/02/2029(a)(b)	951,272
2,214,943	Carriage Purchaser, Inc., 2021 Term Loan B, 1 mo. USD SOFR + 4.250%,9.713%, 10/02/2028(a)(b)	2,153,479
3,339,311	Hertz Corp., 2021 Term Loan B, 1 mo. USD SOFR + 3.250%,8.713%, 6/30/2028(a)(b)	3,296,535
643,608	Hertz Corp., 2021 Term Loan C, 1 mo. USD SOFR + 3.250%,8.713%, 6/30/2028(a)(b)	635,363
1,000,000	Hertz Corp., 2023 Incremental Term Loan B, 1 mo. USD SOFR + 3.750%,9.140%, 6/30/2028(a)(b)	987,500
1,496,250	Kenan Advantage Group, Inc., 2023 Term Loan B2, 1 mo. USD SOFR + 4.000%,9.463%, 3/24/2026(a)(b)	1,488,769
994,988	KKR Apple Bidco LLC, 2022 Incremental Term Loan, 1 mo. USD SOFR + 4.000%,9.348%, 9/22/2028(a)(b)	994,281
1,500,000	PODS LLC, 2021 Term Loan B, 3/31/2028(c)	1,425,540
4,528,045	St. George Warehousing & Trucking Co. of California, Inc., 2022 Term Loan, 3 mo. USD SOFR + 6.000%,11.540%, 3/24/2028(a)(b)	3,758,277
		19,050,059
	Wireless — 1.2%
2,487,500	Altice France SA, 2023 USD Term Loan B14, 3 mo. USD SOFR + 5.500%,10.894%, 8/15/2028(a)(b)	2,119,051
3,775,236	CCI Buyer, Inc., Term Loan, 3 mo. USD SOFR + 4.000%,9.390%, 12/17/2027(a)(b)	3,746,242
3,576,368	Crown Subsea Communications Holding, Inc., 2021 Term Loan, 1 mo. USD SOFR + 4.750%,10.435%, 4/27/2027(a)(b)	3,594,250
1,366,700	Crown Subsea Communications Holding, Inc., 2023 Incremental Term Loan, 1 mo. USD SOFR + 5.250%,10.685%, 4/27/2027(a)(b)	1,371,825
		10,831,368
	Wirelines — 0.8%
3,882,734	Voyage Australia Pty. Ltd., USD Term Loan B, 3 mo. USD SOFR + 3.500%,9.177%, 7/20/2028(a)(b)	3,873,028
3,802,180	Zacapa SARL, 2022 Term Loan, 3 mo. USD SOFR + 4.000%,9.390%, 3/22/2029(a)(b)	3,771,306
		7,644,334
	Total Senior Loans (Identified Cost $813,404,433)	784,808,644

Bonds and Notes — 6.1%
	Airlines — 0.4%
4,205,000	Allegiant Travel Co., 7.250%, 8/15/2027(f)	3,994,750
	Automotive — 0.1%
1,250,000	Wabash National Corp., 4.500%, 10/15/2028(f)	1,068,714
	Cable Satellite — 0.3%
5,000,000	DISH DBS Corp., 7.750%, 7/01/2026	2,984,375
Principal Amount	Description	Value (†)

	Chemicals — 0.5%
$2,985,000	Iris Holdings, Inc., 9.500% PIK or 8.750% Cash, 2/15/2026(f)(g)	$2,655,859
2,500,000	Olympus Water U.S. Holding Corp., 7.125%, 10/01/2027(f)	2,399,204
		5,055,063
	Consumer Cyclical Services — 0.4%
3,500,000	WASH Multifamily Acquisition, Inc., 5.750%, 4/15/2026(f)	3,289,591
	Consumer Products — 0.2%
1,965,000	Newell Brands, Inc., 6.375%, 9/15/2027	1,917,552
	Finance Companies — 0.3%
3,000,000	Nationstar Mortgage Holdings, Inc., 5.000%, 2/01/2026(f)	2,860,399
	Leisure — 0.4%
3,230,000	NCL Corp. Ltd., 8.125%, 1/15/2029(f)	3,288,986
	Media Entertainment — 0.5%
1,750,000	iHeartCommunications, Inc., 5.250%, 8/15/2027(f)	1,341,135
4,650,000	Millennium Escrow Corp., 6.625%, 8/01/2026(f)	3,588,397
		4,929,532
	Other REITs — 0.6%
4,000,000	Ladder Capital Finance Holdings LLLP/Ladder Capital Finance Corp., 5.250%, 10/01/2025(f)	3,864,528
2,000,000	Starwood Property Trust, Inc., 4.375%, 1/15/2027(f)	1,830,000
		5,694,528
	Packaging — 0.1%
1,025,000	Sealed Air Corp./Sealed Air Corp. U.S., 6.125%, 2/01/2028(f)	1,013,936
	Pharmaceuticals — 0.3%
2,750,000	Organon & Co./Organon Foreign Debt Co-Issuer BV, 4.125%, 4/30/2028(f)	2,441,916
	Retailers — 0.2%
2,133,000	Evergreen Acqco 1 LP/TVI, Inc., 9.750%, 4/26/2028(f)	2,212,988
	Supermarkets — 0.6%
5,750,000	Albertsons Cos., Inc./Safeway, Inc./New Albertsons LP/Albertsons LLC, 4.625%, 1/15/2027(f)	5,524,060
	Technology — 0.2%
2,500,000	GoTo Group, Inc., 5.500%, 9/01/2027(f)	1,474,551
	Treasuries — 1.0%
9,900,000	U.S. Treasury Notes, 3.500%, 2/15/2033	9,251,859
	Total Bonds and Notes (Identified Cost $61,861,954)	57,002,800

Shares
Exchange-Traded Funds — 1.6%
174,000	SPDR® Blackstone Senior Loan ETF	7,280,160
292,500	SPDR® Bloomberg Short Term High Yield Bond ETF	7,251,075
	Total Exchange-Traded Funds (Identified Cost $14,615,333)	14,531,235

Common Stocks— 0.0%
	Oil, Gas & Consumable Fuels — 0.0%
61,854	Ameriforge Group, Inc.(h)(i)	5,691
See accompanying notes to financial statements.
25 |

Portfolio of Investments – as of November 30, 2023
Loomis Sayles Senior Floating Rate and Fixed Income Fund (continued)
Shares	Description	Value (†)

	Textiles, Apparel & Luxury Goods — 0.0%
53,230	Elevate Textiles Holding Corp.(i)	$172,997
	Total Common Stocks (Identified Cost $10,035,635)	178,688

Warrants — 0.0%
55,256	Elevate Textiles Holding Corp., Expiration on 6/21/2028(i) (Identified Cost $2,333)	55

Principal Amount
Short-Term Investments — 10.2%
$44,169,276	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2023 at 2.500% to be repurchased at $44,172,343 on 12/01/2023 collateralized by $29,731,800 U.S. Treasury Note, 0.750% due 4/30/2026 valued at $27,152,130; $18,778,300 U.S. Treasury Note, 2.750% due 7/31/2027 valued at $17,900,555 including accrued interest (Note 2 of Notes to Financial Statements)	44,169,276
51,000,000	U.S. Treasury Bills, 5.282%, 12/19/2023(j)	50,865,398
	Total Short-Term Investments (Identified Cost $95,034,572)	95,034,674
	Total Investments — 102.1% (Identified Cost $994,954,260)	951,556,096
	Other assets less liabilities — (2.1)%	(20,024,315)
	Net Assets — 100.0%	$931,531,781

(†)	See Note 2 of Notes to Financial Statements.

(a)
Stated interest rate has been determined in accordance with the provisions of the loan agreement and is subject to a minimum benchmark floor rate which may range from 0.00% to 2.50%, to which the spread is added.

(b)
Variable rate security. Rate as of November 30, 2023 is disclosed.
Issuers comprised of various lots with differing coupon rates have been aggregated for the purpose of presentation in the Portfolio of
Investments and show a weighted average rate. Certain variable rate securities are not based on a published reference rate and spread, rather are determined by the issuer or agent and are based on current market conditions. These securities may not indicate a reference rate and/or spread in their description.

(c)	Position is unsettled. Contract rate was not determined at November 30, 2023 and does not take effect until settlement date. Maturity date is not finalized until settlement date.
(d)
Unfunded loan commitment. An unfunded loan commitment is a
contractual obligation for future funding at the option of the borrower. The Fund receives a stated coupon rate until the
borrower draws on the loan commitment, at which time the rate will become the stated rate in the loan agreement. See Note 2 of
Notes to Financial Statements.

(e)	The issuer is in default with respect to interest and/or principal payments. Income is not being accrued.
(f)
All or a portion of these securities are exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At November 30, 2023, the value of
Rule 144A holdings amounted to $42,849,014 or 4.6% of net assets.

(g)
Payment-in-kind security for which the issuer, at each interest payment date, may make interest payments in cash and/or
additional principal. For the period ended November 30, 2023, interest payments were made in cash.

(h)	Level 3 security. Value has been determined using significant unobservable inputs. See Note 3 of Notes to Financial Statements.
(i)	Non-income producing security.
(j)	Interest rate represents discount rate at time of purchase; not a coupon rate.

ETF	Exchange-Traded Fund
LIBOR	London Interbank Offered Rate
PIK	Payment-in-Kind
REITs	Real Estate Investment Trusts
SOFR	Secured Overnight Financing Rate
SPDR®	Standard & Poor's Depositary Receipt
Industry Summary at November 30, 2023
Technology	12.2%
Media Entertainment	10.5
Retailers	6.6
Healthcare	6.3
Consumer Cyclical Services	4.7
Chemicals	3.6
Brokerage	3.4
Consumer Products	3.0
Diversified Manufacturing	2.9
Automotive	2.6
Cable Satellite	2.5
Airlines	2.3
Gaming	2.2
Building Materials	2.2
Property & Casualty Insurance	2.2
Transportation Services	2.0
Other Investments, less than 2% each	21.1
Short-Term Investments	10.2
Exchange-Traded Funds	1.6
Total Investments	102.1
Other assets less liabilities	(2.1)
Net Assets	100.0%
See accompanying notes to financial statements.
| 26

Portfolio of Investments – as of November 30, 2023
Vaughan Nelson Select Fund

Shares	Description	Value (†)
Common Stocks — 97.7% of Net Assets
	Banks — 2.5%
101,355	JPMorgan Chase & Co.	$15,819,488
	Broadline Retail — 5.2%
223,060	Amazon.com, Inc.(a)	32,586,835
	Capital Markets — 4.5%
249,070	Intercontinental Exchange, Inc.	28,354,129
	Chemicals — 4.2%
95,465	Sherwin-Williams Co.	26,615,642
	Electric Utilities — 2.1%
228,265	NextEra Energy, Inc.	13,355,785
	Financial Services — 3.7%
64,255	Berkshire Hathaway, Inc., Class B(a)	23,131,800
	Ground Transportation — 7.0%
65,785	Saia, Inc.(a)	25,681,806
80,170	Union Pacific Corp.	18,059,896
		43,741,702
	Health Care Equipment & Supplies — 2.7%
146,565	Dexcom, Inc.(a)	16,931,189
	Health Care Providers & Services — 1.9%
20,845	Chemed Corp.	11,819,115
	Industrial REITs — 1.8%
100,360	Prologis, Inc.	11,534,375
	Insurance — 3.2%
60,585	Aon PLC, Class A	19,901,567
	Interactive Media & Services — 4.7%
223,370	Alphabet, Inc., Class A(a)	29,603,226
	IT Services — 6.8%
65,785	Accenture PLC, Class A	21,915,615
97,305	VeriSign, Inc.(a)	20,648,121
		42,563,736
	Life Sciences Tools & Services — 2.8%
78,945	Danaher Corp.	17,629,208
	Metals & Mining — 3.5%
449,491	Wheaton Precious Metals Corp.	21,980,110
	Oil, Gas & Consumable Fuels — 5.3%
115,660	Hess Corp.	16,257,169
2,501,715	Kosmos Energy Ltd.(a)	16,986,645
		33,243,814
	Personal Care Products — 1.7%
83,535	Estee Lauder Cos., Inc., Class A	10,666,584
	Pharmaceuticals — 5.6%
85,675	Johnson & Johnson	13,250,496
123,615	Zoetis, Inc.	21,839,062
		35,089,558
	Professional Services — 3.0%
77,080	Verisk Analytics, Inc.	18,609,424
	Semiconductors & Semiconductor Equipment — 7.4%
45,895	Monolithic Power Systems, Inc.	25,183,504
45,590	NVIDIA Corp.	21,322,443
		46,505,947
	Software — 11.7%
117,805	Microsoft Corp.	44,637,493
112,910	Salesforce, Inc.(a)	28,442,029
		73,079,522
Shares	Description	Value (†)
	Specialized REITs — 2.2%
118,720	Crown Castle, Inc.	$13,923,482
	Specialty Retail — 4.2%
26,620	O'Reilly Automotive, Inc.(a)	26,150,956
	Total Common Stocks (Identified Cost $521,400,692)	612,837,194

Principal Amount
Short-Term Investments — 2.1%
$13,154,951	Tri-Party Repurchase Agreement with Fixed Income Clearing Corporation, dated 11/30/2023 at 2.500% to be repurchased at $13,155,865 on 12/01/2023 collateralized by $12,140,700 U.S. Treasury Note, 0.125% due 04/15/2026 valued at $13,418,052 including accrued interest (Note 2 of Notes to Financial Statements) (Identified Cost $13,154,951)	13,154,951
	Total Investments — 99.8% (Identified Cost $534,555,643)	625,992,145
	Other assets less liabilities — 0.2%	955,428
	Net Assets — 100.0%	$626,947,573

(†)	See Note 2 of Notes to Financial Statements.

(a)	Non-income producing security.

REITs	Real Estate Investment Trusts
Industry Summary at November 30, 2023
Software	11.7%
Semiconductors & Semiconductor Equipment	7.4
Ground Transportation	7.0
IT Services	6.8
Pharmaceuticals	5.6
Oil, Gas & Consumable Fuels	5.3
Broadline Retail	5.2
Interactive Media & Services	4.7
Capital Markets	4.5
Chemicals	4.2
Specialty Retail	4.2
Financial Services	3.7
Metals & Mining	3.5
Insurance	3.2
Professional Services	3.0
Life Sciences Tools & Services	2.8
Health Care Equipment & Supplies	2.7
Banks	2.5
Specialized REITs	2.2
Electric Utilities	2.1
Other Investments, less than 2% each	5.4
Short-Term Investments	2.1
Total Investments	99.8
Other assets less liabilities	0.2
Net Assets	100.0%
See accompanying notes to financial statements.
27 |

Statements of Assets and Liabilities
November 30, 2023

	Loomis Sayles Global Growth Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
ASSETS
Investments at cost	$80,865,508	$994,954,260	$534,555,643
Net unrealized appreciation (depreciation)	14,515,346	(43,398,164)	91,436,502
Investments at value	95,380,854	951,556,096	625,992,145
Cash	335	2,169,573	671
Receivable for Fund shares sold	59,598	5,057,357	1,260,727
Receivable for securities sold	—	10,609,624	427,032
Dividends and interest receivable	58,299	7,679,759	527,360
Tax reclaims receivable	216,642	—	—
Prepaid expenses (Note 7)	663	759	755
TOTAL ASSETS	95,716,391	977,073,168	628,208,690
LIABILITIES
Payable for securities purchased	—	37,203,333	—
Unfunded loan commitments (Note 2)	—	696,555	—
Payable for Fund shares redeemed	39,200	4,959,809	688,338
Distributions payable	—	1,540,989	—
Management fees payable (Note 5)	47,438	447,375	323,379
Deferred Trustees’ fees (Note 5)	54,763	441,080	137,481
Administrative fees payable (Note 5)	3,494	35,158	23,386
Payable to distributor (Note 5d)	754	27,659	4,781
Audit and tax services fees payable	46,188	94,327	45,712
Other accounts payable and accrued expenses	28,076	95,102	38,040
TOTAL LIABILITIES	219,913	45,541,387	1,261,117
COMMITMENTS AND CONTINGENCIES(a)	—	—	—
NET ASSETS	$95,496,478	$931,531,781	$626,947,573
NET ASSETS CONSIST OF:
Paid-in capital	$87,979,876	$1,605,673,700	$566,996,201
Accumulated earnings (loss)	7,516,602	(674,141,919)	59,951,372
NET ASSETS	$95,496,478	$931,531,781	$626,947,573
COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE:
Class A shares:
Net assets	$4,020,543	$156,289,864	$29,979,581
Shares of beneficial interest	249,497	19,032,684	1,588,703
Net asset value and redemption price per share	$16.11	$8.21	$18.87
Offering price per share (100/[100-maximum sales charge] of net asset value) (Note 1)	$17.09	$8.51	$20.02
Class C shares: (redemption price per share is equal to net asset value less any applicable contingent deferred sales charge) (Note 1)
Net assets	$841,551	$41,283,620	$11,101,525
Shares of beneficial interest	55,457	5,044,655	660,750
Net asset value and offering price per share	$15.17	$8.18	$16.80
Class N shares:
Net assets	$12,095,808	$2,573,261	$298,905
Shares of beneficial interest	737,565	313,504	15,652
Net asset value, offering and redemption price per share	$16.40	$8.21	$19.10
Class Y shares:
Net assets	$78,538,576	$731,385,036	$585,567,562
Shares of beneficial interest	4,799,069	88,959,184	30,670,767
Net asset value, offering and redemption price per share	$16.37	$8.22	$19.09

(a)	As disclosed in the Notes to Financial Statements, if applicable.
See accompanying notes to financial statements.
| 28

Statements of Operations
For the Year Ended November 30, 2023

	Loomis Sayles Global Growth Fund	Loomis Sayles Senior Floating Rate and Fixed Income Fund	Vaughan Nelson Select Fund
INVESTMENT INCOME
Dividends	$831,747	$1,034,231	$5,203,696
Interest	16,937	93,090,061	446,407
Less net foreign taxes withheld	(74,484)	—	(50,065)
	774,200	94,124,292	5,600,038
Expenses
Management fees (Note 5)	727,499	5,703,785	3,745,497
Service and distribution fees (Note 5)	17,051	930,350	158,079
Administrative fees (Note 5)	44,959	440,626	248,000
Trustees' fees and expenses (Note 5)	20,289	65,190	41,999
Transfer agent fees and expenses (Notes 5 and 6)	73,415	797,352	451,951
Audit and tax services fees	46,191	94,316	45,834
Commitment fees (Note 7)	1,418	1,158,644	7,161
Custodian fees and expenses	32,517	121,455	21,022
Interest expense (Note 10)	13,678	—	1,916
Legal fees	3,603	118,514	19,240
Registration fees	75,360	87,528	152,535
Shareholder reporting expenses	19,078	79,488	46,750
Miscellaneous expenses	39,012	37,173	31,485
Total expenses	1,114,070	9,634,421	4,971,469
Less waiver and/or expense reimbursement (Note 5)	(167,291)	(1,297,578)	(263,530)
Net expenses	946,779	8,336,843	4,707,939
Net investment income (loss)	(172,579)	85,787,449	892,099
Net realized and unrealized gain (loss) on Investments and Foreign currency transactions
Net realized gain (loss) on:
Investments	(2,522,108)	(54,283,821)	(25,189,095)
Foreign currency transactions (Note 2c)	3,875	—	—
Net change in unrealized appreciation (depreciation) on:
Investments	23,357,196	62,698,256	73,745,497
Foreign currency translations (Note 2c)	14,910	—	—
Net realized and unrealized gain on Investments and Foreign currency transactions	20,853,873	8,414,435	48,556,402
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$20,681,294	$94,201,884	$49,448,501
See accompanying notes to financial statements.
29 |

Statements of Changes in Net Assets

	Loomis Sayles Global Growth Fund		Loomis Sayles Senior Floating Rate and Fixed Income Fund
	Year Ended November 30,2023	Year Ended November 30,2022	Year Ended November 30,2023	Year Ended November 30,2022
FROM OPERATIONS:
Net investment income (loss)	$(172,579)	$(96,560)	$85,787,449	$71,090,380
Net realized gain (loss) on investments and foreign currency transactions	(2,518,233)	4,892,043	(54,283,821)	(43,971,877)
Net change in unrealized appreciation (depreciation) on investments and foreign currency translations	23,372,106	(34,078,488)	62,698,256	(96,207,311)
Net increase (decrease) in net assets resulting from operations	20,681,294	(29,283,005)	94,201,884	(69,088,808)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(191,028)	(424,756)	(15,124,779)	(11,061,592)
Class C	(62,385)	(94,792)	(4,129,069)	(3,435,444)
Class N	(670,570)	(858,053)	(223,084)	(133,691)
Class Y	(5,460,663)	(7,451,003)	(66,580,668)	(59,453,231)
Total distributions	(6,384,646)	(8,828,604)	(86,057,600)	(74,083,958)
NET INCREASE (DECREASE) IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	(13,419,969)	6,941,153	(101,033,987)	(372,127,749)
Net increase (decrease) in net assets	876,679	(31,170,456)	(92,889,703)	(515,300,515)
NET ASSETS
Beginning of the year	94,619,799	125,790,255	1,024,421,484	1,539,721,999
End of the year	$95,496,478	$94,619,799	$931,531,781	$1,024,421,484
See accompanying notes to financial statements.
| 30

Statements of Changes in Net Assets (continued)

	Vaughan Nelson Select Fund
	Year Ended November 30,2023	Year Ended November 30,2022
FROM OPERATIONS:
Net investment income	$892,099	$662,061
Net realized gain (loss) on investments	(25,189,095)	426,161
Net change in unrealized appreciation (depreciation) on investments	73,745,497	(29,095,861)
Net increase (decrease) in net assets resulting from operations	49,448,501	(28,007,639)
FROM DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(221,013)	(6,535,289)
Class C	(60,686)	(1,628,941)
Class N	(3,296)	(628)
Class Y	(4,002,563)	(66,474,581)
Total distributions	(4,287,558)	(74,639,439)
NET INCREASE IN NET ASSETS FROM CAPITAL SHARES TRANSACTIONS (Note 11)	159,985,037	272,403,248
Net increase in net assets	205,145,980	169,756,170
NET ASSETS
Beginning of the year	421,801,593	252,045,423
End of the year	$626,947,573	$421,801,593
See accompanying notes to financial statements.
31 |

Financial Highlights
For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class A
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$14.00	$19.07	$18.78	$14.78	$13.28
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.07)	(0.04)	(0.09)	(0.05)	0.00 (b)
Net realized and unrealized gain (loss)	3.13	(3.68)	1.52	4.88	2.03
Total from Investment Operations	3.06	(3.72)	1.43	4.83	2.03
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.05)
Net realized capital gains	(0.95)	(1.35)	(1.14)	(0.83)	(0.48)
Total Distributions	(0.95)	(1.35)	(1.14)	(0.83)	(0.53)
Net asset value, end of the period	$16.11	$14.00	$19.07	$18.78	$14.78
Total return(c)(d)	23.92%	(21.08)%	7.95%	34.37%	16.25%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$4,021	$3,225	$6,173	$4,913	$2,832
Net expenses(e)	1.21%(f)	1.20%	1.20%(g)	1.25%	1.26%(h)
Gross expenses	1.38%(f)	1.35%	1.29%	1.44%	1.49%
Net investment income (loss)	(0.45)%	(0.25)%	(0.43)%	(0.33)%	0.03%
Portfolio turnover rate	24%	43%	18%	44%	37%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A sales charge for Class A shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.20% and the ratio of gross expenses would have been 1.37%.
(g)	Effective December 15, 2020, the expense limit decreased from 1.25% to 1.20%.
(h)	Effective July 1, 2019, the expense limit decreased from 1.30% to 1.25%.
See accompanying notes to financial statements.
| 32

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class C
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$13.33	$18.36	$18.24	$14.49	$13.06
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment loss(a)	(0.15)	(0.15)	(0.22)	(0.16)	(0.09)
Net realized and unrealized gain (loss)	2.94	(3.53)	1.48	4.74	2.00
Total from Investment Operations	2.79	(3.68)	1.26	4.58	1.91
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	—	—	(0.00)(b)
Net realized capital gains	(0.95)	(1.35)	(1.14)	(0.83)	(0.48)
Total Distributions	(0.95)	(1.35)	(1.14)	(0.83)	(0.48)
Net asset value, end of the period	$15.17	$13.33	$18.36	$18.24	$14.49
Total return(c)(d)	23.03%	(21.71)%	7.15%	33.44%	15.40%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$842	$833	$1,297	$1,274	$1,079
Net expenses(e)	1.96%(f)	1.95%	1.95%(g)	2.00%	2.01%(h)
Gross expenses	2.14%(f)	2.10%	2.04%	2.19%	2.23%
Net investment loss	(1.11)%	(1.03)%	(1.17)%	(1.05)%	(0.69)%
Portfolio turnover rate	24%	43%	18%	44%	37%

(a)	Per share net investment loss has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.95% and the ratio of gross expenses would have been 2.13%.
(g)	Effective December 15, 2020, the expense limit decreased from 2.00% to 1.95%.
(h)	Effective July 1, 2019, the expense limit decreased from 2.05% to 2.00%.
See accompanying notes to financial statements.
33 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class N
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$14.21	$19.29	$18.93	$14.85	$13.34
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)	(0.00)(b)	(0.03)	(0.01)	0.05
Net realized and unrealized gain (loss)	3.19	(3.73)	1.53	4.92	2.03
Total from Investment Operations	3.17	(3.73)	1.50	4.91	2.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	—	—	—	(0.09)
Net realized capital gains	(0.95)	(1.35)	(1.14)	(0.83)	(0.48)
Total Distributions	(0.98)	(1.35)	(1.14)	(0.83)	(0.57)
Net asset value, end of the period	$16.40	$14.21	$19.29	$18.93	$14.85
Total return(c)	24.40%	(20.87)%	8.21%	34.84%	16.61%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$12,096	$9,725	$12,293	$11,357	$3,319
Net expenses(d)	0.91%(e)	0.90%	0.90%(f)	0.95%	0.98%(g)
Gross expenses	1.06%(e)	1.02%	0.98%	1.13%	1.22%
Net investment income (loss)	(0.13)%	(0.01)%	(0.14)%	(0.09)%	0.35%
Portfolio turnover rate	24%	43%	18%	44%	37%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.90% and the ratio of gross expenses would have been 1.05%.
(f)	Effective December 15, 2020, the expense limit decreased from 0.95% to 0.90%.
(g)	Effective July 1, 2019, the expense limit decreased from 1.00% to 0.95%.
See accompanying notes to financial statements.
| 34

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Global Growth Fund—Class Y
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$14.18	$19.27	$18.91	$14.85	$13.33
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.02)	(0.01)	(0.04)	(0.01)	0.04
Net realized and unrealized gain (loss)	3.18	(3.73)	1.54	4.90	2.04
Total from Investment Operations	3.16	(3.74)	1.50	4.89	2.08
LESS DISTRIBUTIONS FROM:
Net investment income	(0.02)	—	—	—	(0.08)
Net realized capital gains	(0.95)	(1.35)	(1.14)	(0.83)	(0.48)
Total Distributions	(0.97)	(1.35)	(1.14)	(0.83)	(0.56)
Net asset value, end of the period	$16.37	$14.18	$19.27	$18.91	$14.85
Total return(b)	24.37%	(20.95)%	8.22%	34.70%	16.65%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$78,539	$80,836	$106,028	$86,950	$63,308
Net expenses(c)	0.96%(d)	0.95%	0.95%(e)	1.00%	1.01%(f)
Gross expenses	1.14%(d)	1.10%	1.04%	1.19%	1.23%
Net investment income (loss)	(0.16)%	(0.08)%	(0.19)%	(0.05)%	0.30%
Portfolio turnover rate	24%	43%	18%	44%	37%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.95% and the ratio of gross expenses would have been 1.13%.
(e)	Effective December 15, 2020, the expense limit decreased from 1.00% to 0.95%.
(f)	Effective July 1, 2019, the expense limit decreased from 1.05% to 1.00%.
See accompanying notes to financial statements.
35 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class A
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$8.13	$8.96	$8.81	$9.16	$9.62
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.73	0.43	0.32	0.43	0.57
Net realized and unrealized gain (loss)	0.08	(0.81)	0.16	(0.34)	(0.45)
Total from Investment Operations	0.81	(0.38)	0.48	0.09	0.12
LESS DISTRIBUTIONS FROM:
Net investment income	(0.73)	(0.45)	(0.33)	(0.44)	(0.58)
Net asset value, end of the period	$8.21	$8.13	$8.96	$8.81	$9.16
Total return(b)(c)	10.37%	(4.28)%	5.47%	1.19%	1.23%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$156,290	$188,201	$219,989	$208,251	$297,634
Net expenses(d)	1.03%(e)	1.05%	1.05%	1.07%(f)	1.06%(g)
Gross expenses	1.17%	1.24%	1.24%	1.20%(f)	1.09%(g)
Net investment income	8.88%	5.04%	3.56%	4.96%	6.03%
Portfolio turnover rate	67%	65%	79%	65%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A sales charge for Class A shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 1.05% to 1.00%. See Note 5 of Notes to Financial Statements.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.18%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.05% and the ratio of gross expenses would have been 1.08%.
See accompanying notes to financial statements.
| 36

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class C
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$8.10	$8.93	$8.78	$9.12	$9.59
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.66	0.36	0.25	0.37	0.50
Net realized and unrealized gain (loss)	0.09	(0.80)	0.16	(0.34)	(0.46)
Total from Investment Operations	0.75	(0.44)	0.41	0.03	0.04
LESS DISTRIBUTIONS FROM:
Net investment income	(0.67)	(0.39)	(0.26)	(0.37)	(0.51)
Net asset value, end of the period	$8.18	$8.10	$8.93	$8.78	$9.12
Total return(b)(c)	9.56%	(5.04)%	4.69%	0.53%	0.36%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$41,284	$62,570	$89,618	$125,909	$233,387
Net expenses(d)	1.78%(e)	1.80%	1.80%	1.82%(f)	1.81%(g)
Gross expenses	1.92%	1.99%	1.99%	1.95%(f)	1.84%(g)
Net investment income	8.13%	4.22%	2.80%	4.27%	5.28%
Portfolio turnover rate	67%	65%	79%	65%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2023, the expense limit decreased from 1.80% to 1.75%. See Note 5 of Notes to Financial Statements.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.93%.
(g)	Includes interest expense. Without this expense the ratio of net expenses would have been 1.80% and the ratio of gross expenses would have been 1.83%.
See accompanying notes to financial statements.
37 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class N
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$8.13	$8.96	$8.81	$9.17	$9.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	0.46	0.34	0.46	0.60
Net realized and unrealized gain (loss)	0.08	(0.81)	0.16	(0.36)	(0.45)
Total from Investment Operations	0.83	(0.35)	0.50	0.10	0.15
LESS DISTRIBUTIONS FROM:
Net investment income	(0.75)	(0.48)	(0.35)	(0.46)	(0.61)
Net asset value, end of the period	$8.21	$8.13	$8.96	$8.81	$9.17
Total return(b)	10.71%	(4.00)%	5.79%	1.37%	1.54%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$2,573	$2,278	$2,528	$151	$242
Net expenses(c)	0.73%(d)	0.75%	0.75%	0.77%(e)	0.76%(f)
Gross expenses	0.88%	0.96%	1.03%	1.24%(e)	1.11%(f)
Net investment income	9.20%	5.36%	3.83%	5.31%	6.33%
Portfolio turnover rate	67%	65%	79%	65%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2023, the expense limit decreased from 0.75% to 0.70%. See Note 5 of Notes to Financial Statements.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.75% and the ratio of gross expenses would have been 1.22%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.75% and the ratio of gross expenses would have been 1.09%.
See accompanying notes to financial statements.
| 38

Financial Highlights (continued)
For a share outstanding throughout each period.

	Loomis Sayles Senior Floating Rate and Fixed Income Fund—Class Y
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$8.14	$8.97	$8.82	$9.17	$9.63
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.75	0.44	0.34	0.46	0.59
Net realized and unrealized gain (loss)	0.08	(0.79)	0.16	(0.35)	(0.45)
Total from Investment Operations	0.83	(0.35)	0.50	0.11	0.14
LESS DISTRIBUTIONS FROM:
Net investment income	(0.75)	(0.48)	(0.35)	(0.46)	(0.60)
Net asset value, end of the period	$8.22	$8.14	$8.97	$8.82	$9.17
Total return(b)	10.65%	(4.04)%	5.73%	1.45%	1.49%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$731,385	$771,373	$1,227,587	$875,829	$1,929,869
Net expenses(c)	0.78%(d)	0.80%	0.80%	0.82%(e)	0.81%(f)
Gross expenses	0.92%	0.99%	0.99%	0.95%(e)	0.84%(f)
Net investment income	9.12%	5.11%	3.80%	5.28%	6.28%
Portfolio turnover rate	67%	65%	79%	65%	52%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(c)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(d)	Effective July 1, 2023, the expense limit decreased from 0.80% to 0.75%. See Note 5 of Notes to Financial Statements.
(e)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.93%.
(f)	Includes interest expense. Without this expense the ratio of net expenses would have been 0.80% and the ratio of gross expenses would have been 0.83%.
See accompanying notes to financial statements.
39 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class A
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$17.24	$26.43	$20.00	$18.63	$18.13
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.01)	(0.00)(b)	0.07 (c)	0.06	0.14
Net realized and unrealized gain (loss)	1.80	(1.94)	7.70	2.75	1.90
Total from Investment Operations	1.79	(1.94)	7.77	2.81	2.04
LESS DISTRIBUTIONS FROM:
Net investment income	—	—	(0.08)	(0.13)	—
Net realized capital gains	(0.16)	(7.25)	(1.26)	(1.31)	(1.54)
Total Distributions	(0.16)	(7.25)	(1.34)	(1.44)	(1.54)
Net asset value, end of the period	$18.87	$17.24	$26.43	$20.00	$18.63
Total return(d)(e)	10.54%	(10.50)%	41.46%(c)	16.21%	13.67%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$29,980	$23,653	$20,382	$13,722	$15,434
Net expenses(f)	1.10%	1.09%(g)	1.10%(h)(i)	1.13%	1.16%(j)
Gross expenses	1.15%	1.12%	1.14%	1.18%	1.21%
Net investment income (loss)	(0.06)%	(0.02)%	0.30%(c)	0.37%	0.84%
Portfolio turnover rate	69%	74%	93%	88%	51%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	Amount rounds to less than $0.01 per share.
(c)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.06), total return would have been 40.82% and the ratio of net investment loss to average net assets would have been (0.25)%.

(d)	A sales charge for Class A shares is not reflected in total return calculations.
(e)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(f)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(g)	Includes additional voluntary waiver of advisory fee of 0.01%.
(h)	Effective July 1, 2021, the expense limit decreased from 1.15% to 1.10%.
(i)	Includes additional voluntary waiver of advisory fee of 0.03%.
(j)	Effective July 1, 2019, the expense limit decreased from 1.20% to 1.15%.
See accompanying notes to financial statements.
| 40

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class C
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$15.49	$24.61	$18.76	$17.56	$17.31
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income (loss)(a)	(0.13)	(0.12)	(0.08)(b)	(0.07)	0.02
Net realized and unrealized gain (loss)	1.60	(1.75)	7.19	2.58	1.77
Total from Investment Operations	1.47	(1.87)	7.11	2.51	1.79
LESS DISTRIBUTIONS FROM:
Net realized capital gains	(0.16)	(7.25)	(1.26)	(1.31)	(1.54)
Net asset value, end of the period	$16.80	$15.49	$24.61	$18.76	$17.56
Total return(c)(d)	9.65%	(11.16)%	40.44%(b)	15.31%	12.86%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$11,102	$5,784	$5,357	$5,246	$6,313
Net expenses(e)	1.85%	1.84%(f)	1.86%(g)(h)	1.88%	1.91%(i)
Gross expenses	1.90%	1.88%	1.89%	1.93%	1.96%
Net investment income (loss)	(0.81)%	(0.76)%	(0.39)%(b)	(0.40)%	0.09%
Portfolio turnover rate	69%	74%	93%	88%	51%

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been $(0.21), total return would have been 39.76% and the ratio of net investment loss to average net assets would have been (1.00)%.

(c)	A contingent deferred sales charge for Class C shares is not reflected in total return calculations.
(d)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(e)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(f)	Includes additional voluntary waiver of advisory fee of 0.01%.
(g)	Effective July 1, 2021, the expense limit decreased from 1.90% to 1.85%.
(h)	Includes additional voluntary waiver of advisory fee of 0.03%.
(i)	Effective July 1, 2019, the expense limit decreased from 1.95% to 1.90%.
See accompanying notes to financial statements.
41 |

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class N
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$17.43	$26.63	$20.14	$18.76	$18.26
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.05	0.08	0.13 (b)	0.11	0.19
Net realized and unrealized gain (loss)	1.82	(2.00)	7.76	2.77	1.91
Total from Investment Operations	1.87	(1.92)	7.89	2.88	2.10
LESS DISTRIBUTIONS FROM:
Net investment income	(0.04)	(0.03)	(0.14)	(0.19)	(0.06)
Net realized capital gains	(0.16)	(7.25)	(1.26)	(1.31)	(1.54)
Total Distributions	(0.20)	(7.28)	(1.40)	(1.50)	(1.60)
Net asset value, end of the period	$19.10	$17.43	$26.63	$20.14	$18.76
Total return(c)	10.90%	(10.29)%	41.87%(b)	16.50%	13.93%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$299	$289	$2	$2	$1
Net expenses(d)	0.80%	0.80%	0.83%(e)	0.85%	0.87%(f)
Gross expenses	1.15%	3.35%	49.27%	71.85%	63.51%
Net investment income	0.25%	0.51%	0.56%(b)	0.61%	1.10%
Portfolio turnover rate	69%	74%	93%	88%	51%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment income per share would have been $0.01, total return would have been 41.24% and the ratio of net investment income to average net assets would have been 0.02%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Effective July 1, 2021, the expense limit decreased from 0.85% to 0.80%.
(f)	Effective July 1, 2019, the expense limit decreased from 0.90% to 0.85%.
See accompanying notes to financial statements.
| 42

Financial Highlights (continued)
For a share outstanding throughout each period.

	Vaughan Nelson Select Fund—Class Y
	Year Ended November 30, 2023	Year Ended November 30, 2022	Year Ended November 30, 2021	Year Ended November 30, 2020	Year Ended November 30, 2019
Net asset value, beginning of the period	$17.43	$26.63	$20.14	$18.75	$18.25
INCOME (LOSS) FROM INVESTMENT OPERATIONS:
Net investment income(a)	0.04	0.05	0.13 (b)	0.11	0.19
Net realized and unrealized gain (loss)	1.81	(1.97)	7.75	2.77	1.90
Total from Investment Operations	1.85	(1.92)	7.88	2.88	2.09
LESS DISTRIBUTIONS FROM:
Net investment income	(0.03)	(0.03)	(0.13)	(0.18)	(0.05)
Net realized capital gains	(0.16)	(7.25)	(1.26)	(1.31)	(1.54)
Total Distributions	(0.19)	(7.28)	(1.39)	(1.49)	(1.59)
Net asset value, end of the period	$19.09	$17.43	$26.63	$20.14	$18.75
Total return(c)	10.81%	(10.31)%	41.81%(b)	16.52%	13.94%
RATIOS TO AVERAGE NET ASSETS:
Net assets, end of the period (000's)	$585,568	$392,076	$226,305	$205,557	$204,856
Net expenses(d)	0.85%	0.84%(e)	0.85%(f)(g)	0.88%	0.91%(h)
Gross expenses	0.90%	0.88%	0.89%	0.93%	0.96%
Net investment income	0.20%	0.26%	0.56%(b)	0.61%	1.09%
Portfolio turnover rate	69%	74%	93%	88%	51%

(a)	Per share net investment income has been calculated using the average shares outstanding during the period.
(b)
Includes a non-recurring dividend. Without this dividend, net investment loss per share would have been less than $(0.01), total return would have been 41.17% and the ratio of net investment loss to average net assets would have been less than (0.01)%.

(c)	Had certain expenses not been waived/reimbursed during the period, total returns would have been lower.
(d)	The investment adviser agreed to waive its fees and/or reimburse a portion of the Fund’s expenses during the period. Without this waiver/reimbursement, expenses would have been higher.
(e)	Includes additional voluntary waiver of advisory fee of 0.01%.
(f)	Effective July 1, 2021, the expense limit decreased from 0.90% to 0.85%.
(g)	Includes additional voluntary waiver of advisory fee of 0.03%.
(h)	Effective July 1, 2019, the expense limit decreased from 0.95% to 0.90%.
See accompanying notes to financial statements.
43 |

Notes to Financial Statements
November 30, 2023
1.Organization.   Natixis Funds Trust II (the “Trust”) is organized as a Massachusetts business trust. The Trust is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Declaration of Trust permits the Board of Trustees to authorize the issuance of an unlimited number of shares of the Trust in multiple series. The financial statements for certain funds of the Trust are presented in separate reports. The following funds (individually, a “Fund” and collectively, the “Funds”) are included in this report:
Loomis Sayles Global Growth Fund (“Global Growth Fund”)
Loomis Sayles Senior Floating Rate and Fixed Income Fund (“Senior Floating Rate and Fixed Income Fund”)
Vaughan Nelson Select Fund (“Select Fund”)
Global Growth Fund and Senior Floating Rate and Fixed Income Fund are diversified investment companies. Select Fund is a non-diversified investment company.
Each Fund offers Class A, Class C, Class N and Class Y shares. Class A shares are sold with a maximum front-end sales charge of 5.75% for Global Growth Fund and Select Fund and 3.50% for Senior Floating Rate and Fixed Income Fund. Class C shares do not pay a front-end sales charge, pay higher Rule 12b-1 fees than Class A shares for eight years (at which point they automatically convert to Class A shares) (prior to May 1, 2021, Class C shares automatically converted to Class A shares after ten years) and may be subject to a contingent deferred sales charge (“CDSC”) of 1.00% if those shares are redeemed within one year of acquisition, except for reinvested distributions. Class N and Class Y shares do not pay a front-end sales charge, a CDSC or Rule 12b-1 fees. Class N shares are offered with an initial minimum investment of $1,000,000. Class Y shares are offered with an initial minimum investment of $100,000. Certain categories of investors are exempted from the minimum investment amounts for Class N and Class Y as outlined in the relevant Fund’s prospectus.
Most expenses can be directly attributed to a Fund. Expenses which cannot be directly attributed to a Fund are generally apportioned based on the relative net assets of each of the Funds in Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV and Gateway Trust (“Natixis Funds Trusts”), Loomis Sayles Funds I and Loomis Sayles Funds II (“Loomis Sayles Funds Trusts”) and Natixis ETF Trust and Natixis ETF Trust II (“Natixis ETF Trusts”). Expenses of a Fund are borne pro rata by the holders of each class of shares, except that each class bears expenses unique to that class (such as the Rule 12b-1 fees applicable to Class A and Class C), and transfer agent fees are borne collectively for Class A, Class C and Class Y, and individually for Class N. In addition, each class votes as a class only with respect to its own Rule 12b-1 Plan. Shares of each class would receive their pro rata share of the net assets of a Fund if the Fund were liquidated. The Trustees approve separate distributions from net investment income on each class of shares.
2.Significant Accounting Policies. The following is a summary of significant accounting policies consistently followed by each Fund in the preparation of its financial statements. The Funds' financial statements follow the accounting and reporting guidelines provided for investment companies and are prepared in accordance with accounting principles generally accepted in the United States of America which require the use of management estimates that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. Management has evaluated the events and transactions subsequent to year-end through the date the financial statements were issued and has determined that there were no material events that would require disclosure in the Funds' financial statements.
a. Valuation. Registered investment companies are required to value portfolio investments using an unadjusted, readily available market quotation. Each Fund obtains readily available market quotations from independent pricing services. Fund investments for which readily available market quotations are not available are priced at fair value pursuant to the Funds’ Valuation Procedures. The Board of Trustees has approved a valuation designee who is subject to the Board’s oversight.
Unadjusted readily available market quotations that are utilized for exchange traded equity securities (including shares of closed-end investment companies and exchange-traded funds) include the last sale price quoted on the exchange where the security is traded most extensively. Shares of open-end investment companies are valued at net asset value ("NAV") per share.
Exchange traded equity securities for which there is no reported sale during the day are fair valued at the closing bid quotation as reported by an independent pricing service. Unlisted equity securities (except unlisted preferred equity securities) are fair valued at the last sale price quoted in the market where they are traded most extensively or, if there is no reported sale during the day, the closing bid quotation as reported by an independent pricing service. If there is no last sale price or closing bid quotation available, unlisted equity securities will be fair valued using evaluated bids furnished by an independent pricing service, if available.
Debt securities and unlisted preferred equity securities are fair valued based on evaluated bids furnished to the Funds by an independent pricing service or bid prices obtained from broker-dealers. Senior loans and collateralized loan obligations ("CLOs") are fair valued at bid prices supplied by an independent pricing service, if available. Broker-dealer bid prices may be used to fair value
| 44

Notes to Financial Statements (continued)
November 30, 2023
debt, unlisted equities, senior loans and CLOs where an independent pricing service is unable to price an investment or where an independent pricing service does not provide a reliable price for the investment.
The Funds may also fair value investments in other circumstances such as when extraordinary events occur after the close of a foreign market, but prior to the close of the New York Stock Exchange. This may include situations relating to a single issuer (such as a declaration of bankruptcy or a delisting of the issuer’s security from the primary market on which it has traded) as well as events affecting the securities markets in general (such as market disruptions or closings and significant fluctuations in U.S. and/or foreign markets). When fair valuing a Fund’s investments, the valuation designee may, among other things, use modeling tools or other processes that may take into account factors such as issuer specific information, or other related market activity and/or information that occurred after the close of the foreign market but before the time the Fund’s NAV is calculated. Fair valuation by the Fund(s) valuation designee may require subjective determinations about the value of the investment, and fair values used to determine a Fund’s NAV may differ from quoted or published prices, or from prices that are used by others, for the same investments. In addition, the use of fair value pricing may not always result in adjustments to the prices of investments held by a Fund.
b. Investment Transactions and Related Investment Income. Investment transactions are accounted for on a trade date plus one day basis for daily NAV calculation. However, for financial reporting purposes, investment transactions are reported on trade date. Dividend income (including income reinvested) and foreign withholding tax, if applicable, are recorded on the ex-dividend date, or in the case of certain foreign securities, as soon as a Fund is notified, and interest income is recorded on an accrual basis. Dividends reinvested and stock dividends are reflected as non-cash dividends on the Statements of Operations. Loan consent fees, upfront origination fees and/or amendment fees are recorded when received and included in interest income on the Statements of Operations. Interest income is increased by the accretion of discount and decreased by the amortization of premium, if applicable. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income. For payment-in-kind securities, income received in-kind is reflected as an increase to the principal and cost basis of the securities. In determining net gain or loss on securities sold, the cost of securities has been determined on an identified cost basis. Investment income, non-class specific expenses and realized and unrealized gains and losses are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of the Fund.
c. Foreign Currency Translation. The books and records of the Funds are maintained in U.S. dollars. The values of securities, currencies and other assets and liabilities denominated in currencies other than U.S. dollars, if any, are translated into U.S. dollars based upon foreign exchange rates prevailing at the end of the period. Purchases and sales of investment securities, income and expenses are translated into U.S. dollars on the respective dates of such transactions.
Net realized foreign exchange gains or losses arise from sales of foreign currency, changes in exchange rates between the trade and settlement dates on securities transactions and the difference between the amounts of dividends, interest and foreign withholding taxes recorded in the Funds’ books and records and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities, other than investment securities, as of the end of the fiscal period, resulting from changes in exchange rates. Net realized foreign exchange gains or losses and the net change in unrealized foreign exchange gains or losses are disclosed in the Statements of Operations. For federal income tax purposes, net realized foreign exchange gains or losses are characterized as ordinary income, and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The values of investment securities are presented at the foreign exchange rates prevailing at the end of the period for financial reporting purposes. Net realized and unrealized gains or losses on investments reported in the Statements of Operations reflect gains or losses resulting from changes in exchange rates and fluctuations which arise due to changes in market prices of investment securities. For federal income tax purposes, a portion of the net realized gain or loss on investments arising from changes in exchange rates, which is reflected in the Statements of Operations, may be characterized as ordinary income and may, if the Funds have net losses, reduce the amount of income available to be distributed by the Funds.
The Funds may use foreign currency exchange contracts to facilitate transactions in foreign-denominated investments. Losses may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts’ terms.
d. Federal and Foreign Income Taxes. The Trust treats each Fund as a separate entity for federal income tax purposes. Each Fund intends to meet the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute to its shareholders substantially all of its net investment income and any net realized capital gains at least annually. Management has performed an analysis of each Fund’s tax positions for the open tax years as of November 30, 2023 and has concluded that no provisions for income tax are required. The Funds’ federal tax returns for the prior three fiscal years remain subject to examination by the Internal Revenue Service. Management is not aware of any events that are reasonably possible to occur in the next twelve months that would result in the amounts of any unrecognized tax benefits significantly increasing or decreasing for the
45 |

Notes to Financial Statements (continued)
November 30, 2023
Funds. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, new tax laws and accounting regulations and interpretations thereof.
A Fund may be subject to foreign withholding taxes on investment income and taxes on capital gains on investments that are accrued and paid based upon the Fund’s understanding of the tax rules and regulations that exist in the countries in which the Fund invests. Foreign withholding taxes on dividend and interest income are reflected on the Statements of Operations as a reduction of investment income, net of amounts that have been or are expected to be reclaimed and paid. Dividends and interest receivable on the Statements of Assets and Liabilities are net of foreign withholding taxes. Foreign withholding taxes where reclaims have been or are expected to be filed and paid are reflected on the Statements of Assets and Liabilities as tax reclaims receivable. Capital gains taxes paid are included in net realized gain (loss) on investments in the Statements of Operations. Accrued but unpaid capital gains taxes are reflected as foreign taxes payable on the Statements of Assets and Liabilities, if applicable, and reduce unrealized gains on investments. In the event that realized gains on investments are subsequently offset by realized losses, taxes paid on realized gains may be returned to a Fund. Such amounts, if applicable, are reflected as foreign tax rebates receivable on the Statements of Assets and Liabilities and are recorded as a realized gain when received.
e. Dividends and Distributions to Shareholders.  Dividends and distributions are recorded on the ex-dividend date. The timing and characterization of certain income and capital gain distributions are determined annually in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. When the Fund identifies the character of distributions paid by REITs in the previous calendar year, certain distributions to Fund shareholders may be redesignated as capital gain distributions or, if in excess of taxable income, as a return of capital. Permanent differences are primarily due to differing treatments for book and tax purposes of items such as foreign currency gains and losses, premium amortization, corporate actions, deferred Trustees' fees, distributions in excess of income and/or capital gain, return of capital distributions received, paydown gains and losses, capital gain distribution received and distribution re-designations. Permanent book and tax basis differences relating to shareholder distributions, net investment income, and net realized gains will result in reclassifications to the capital accounts reported on the Statements of Assets and Liabilities. Temporary differences between book and tax distributable earnings are primarily due to deferred Trustees’ fees, passive foreign investment company adjustments, premium amortization, corporate actions, dividends payable, capital gain distribution received, return of capital distributions received and wash sales. Amounts of income and capital gain available to be distributed on a tax basis are determined annually, and at other times during the Fund’s fiscal year as may be necessary to avoid knowingly declaring and paying a return of capital distribution. Distributions from net investment income and short-term capital gains are considered to be distributed from ordinary income for tax purposes.
The tax characterization of distributions is determined on an annual basis. The tax character of distributions paid to shareholders during the years ended November 30, 2023 and 2022 was as follows:
	2023 Distributions			2022 Distributions
Fund	Ordinary Income	Long-Term Capital Gains	Total	Ordinary Income	Long-Term Capital Gains	Total
Global Growth Fund	$126,113	$6,258,533	$6,384,646	$19,003	$8,809,601	$8,828,604
Senior Floating Rate and Fixed Income Fund	86,057,600	—	86,057,600	74,083,958	—	74,083,958
Select Fund	704,845	3,582,713	4,287,558	38,159,873	36,479,566	74,639,439
Distributions paid to shareholders from net investment income and net realized capital gains, based on accounting principles generally accepted in the United States of America, are consolidated and reported on the Statements of Changes in Net Assets as Distributions to Shareholders. Distributions paid to shareholders from net investment income and net realized capital gains expressed in per-share amounts, based on accounting principles generally accepted in the United States of America, are separately stated and reported within the Financial Highlights.
| 46

Notes to Financial Statements (continued)
November 30, 2023
As of November 30, 2023, the components of distributable earnings on a tax basis were as follows:
	Global Growth Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Undistributed ordinary income	$—	$332,967	$843,478
Capital loss carryforward:
Short-term:
No expiration date	(892,240)	(137,687,461)	(15,728,841)
Long-term:
No expiration date	(1,937,491)	(490,270,153)	(9,405,966)
Total capital loss carryforward	(2,829,731)	(627,957,614)	(25,134,807)
Unrealized appreciation (depreciation)	10,401,096	(44,535,203)	84,380,182
Total accumulated earnings (losses)	$7,571,365	$(672,159,850)	$60,088,853
As of November 30, 2023, the tax cost of investments (including derivatives, if applicable) and unrealized appreciation (depreciation) on a federal tax basis were as follows:
	Global Growth Fund	Senior Floating Rate and Fixed Income Fund	Select Fund
Federal tax cost	$84,991,512	$996,091,299	$541,611,963
Gross tax appreciation	$17,004,861	$6,239,689	$93,418,735
Gross tax depreciation	(6,615,519)	(50,774,892)	(9,038,553)
Net tax appreciation (depreciation)	$10,389,342	$(44,535,203)	$84,380,182
The difference between these amounts and those reported in the components of distributable earnings, if any, is primarily attributable to foreign currency mark-to-market.
f. Senior Loans. Senior Floating Rate and Fixed Income Fund may invest in senior loans to corporate, governmental or other borrowers. Senior loans, which include both secured and unsecured loans made by banks and other financial institutions to corporate customers, typically hold the most senior position in a borrower’s capital structure, may be secured by the borrower’s assets and have interest rates that reset frequently. Senior loans can include term loans, revolving credit facility loans and second lien loans. A senior loan is often administered by a bank or other financial institution that acts as agent for all holders. The agent administers the terms of the senior loan, as specified in the loan agreement. Large loans may be shared or syndicated among several lenders. The Fund may enter into the primary syndicate for a loan or it may also purchase all or a portion of loans from other lenders (sometimes referred to as loan assignments), in either case becoming a direct lender. The settlement period for senior loans is uncertain as there is no standardized settlement schedule applicable to such investments. Senior loans outstanding at the end of the period are listed in the Fund’s Portfolio of Investments.
g. Repurchase Agreements. Each Fund may enter into repurchase agreements, under the terms of a Master Repurchase Agreement, under which each Fund acquires securities as collateral and agrees to resell the securities at an agreed upon time and at an agreed upon price. It is each Fund’s policy that the market value of the collateral for repurchase agreements be at least equal to 102% of the repurchase price, including interest. Certain repurchase agreements are tri-party arrangements whereby the collateral is held in a segregated account for the benefit of the Fund and on behalf of the counterparty. Repurchase agreements could involve certain risks in the event of default or insolvency of the counterparty, including possible delays or restrictions upon a Fund’s ability to dispose of the underlying securities. As of November 30, 2023, each Fund, as applicable, had investments in repurchase agreements for which the value of the related collateral exceeded the value of the repurchase agreement. The gross value of repurchase agreements is included in the Statements of Assets and Liabilities for financial reporting purposes.
h. Unfunded Loan Commitments. Senior Floating Rate and Fixed Income Fund may enter into unfunded loan commitments, which are contractual obligations for future funding at the option of the borrower. Unfunded loan commitments represent a future obligation, in full, even though a percentage of the committed amount may not be utilized by the borrower. Unfunded loan commitments, and the
47 |

Notes to Financial Statements (continued)
November 30, 2023
obligation for future funding, are recorded as a liability on the Statements of Assets and Liabilities at par value at the time the commitment is entered into. Purchases of unfunded loan commitments may have a similar effect on the Fund's NAV as if the Fund had created a degree of leverage in the portfolio. Market risk exists with these commitments to the same extent as if the securities were owned on a settled basis. Losses may arise due to changes in the value of the unfunded loan commitments.
As of November 30, 2023, the Fund had unfunded loan commitments reflected on the Statements of Assets and Liabilities, which could be extended at the option of the borrower, pursuant to loan agreements with the following borrowers:
Borrower	Type	Principal Amount
The Action Environmental Group, Inc	2023 Delayed Draw Term Loan B	$326,087
Ryan LLC	Delayed Draw Term Loan	220,191
OMNIA Partners LLC	Delayed Draw Term Loan	150,277
		$696,555
Under the terms of the contract, the Fund has the option to assign (sell) all or a portion of the unfunded loan commitment. Upon the completion of such assignment, the Fund is released from its rights and obligations pertaining to the portion of the unfunded loan commitment assigned. When the Fund sells a portion of an unfunded loan commitment, the portion sold is removed from the Portfolio of Investments and the unsettled amount is reflected as unfunded loan commitments sold on the Statements of Assets and Liabilities until settlement date. Once settled, the portion of the unfunded loan commitment assigned is relieved from the Fund’s unfunded loan commitments liability.
i. Indemnifications. Under the Trust’s organizational documents, its officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Funds. Additionally, in the normal course of business, the Funds enter into contracts with service providers that contain general indemnification clauses. The Funds' maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Funds that have not yet occurred. However, based on experience, the Funds expect the risk of loss to be remote.
j. New Accounting Pronouncement. In March 2020, the Financial Accounting Standards Board (“FASB”) issued ASU 2020-04, Reference Rate Reform (Topic 848) (“ASU 2020-04”) in response to concerns about structural risks of interbank offered rates, and particularly the risk of cessation of the London Interbank Offered Rate (“LIBOR”), which was expected to occur no later than June 30, 2023. In January 2021, FASB issued Accounting Standard Update 2021-01 (“ASU 2021-01”), which is an update of ASU 2020-04. Regulators have undertaken reference rate reform initiatives to identify alternative reference rates that are more observable or transaction based and less susceptible to manipulation than LIBOR. ASU 2020-04 provides temporary guidance to ease the potential burden in accounting for (or recognizing the effects of) reference rate reform on financial reporting. ASU 2020-04 is elective and applies to all entities, subject to meeting certain criteria, that have contracts that reference LIBOR or another reference rate expected to be discontinued because of reference rate reform. ASU 2020-04 amendments offer optional expedients for contract modifications that would allow an entity to account for such modifications by prospectively adjusting the effective interest rate, instead of evaluating each contract, in accordance with existing accounting standards, as to whether reference rate modifications constitute the establishment of new contracts or the continuation of existing contracts. ASU 2021-01 clarifies that certain provisions in Topic 848, if elected by an entity, apply to derivative instruments that use an interest rate for margining, discounting, or contract price alignment that is modified as a result of reference rate reform. In December 2022, FASB issued a further update to Topic 848 under ASU 2022-06, which defers the sunset date of Topic 848 to December 31, 2024, after which entities will no longer be permitted to apply the optional expedients provided in Topic 848. As of June 30, 2023, LIBOR had ceased to be published on a representative basis, and will be replaced by an alternative reference rate at the next reset date subsequent to June 30, 2023 for all investments for which LIBOR is the current reference rate. Management has elected to apply the optional expedients when appropriate and account for such modifications by prospectively adjusting the effective interest rate. There is no material impact to the Funds' financial statements.
k. Regulatory Update. Effective January 24, 2023, the SEC adopted a release (the “Release”) containing rule and form amendments to require mutual funds and ETFs to transmit concise and visually engaging streamlined annual and semiannual reports to shareholders that highlight key information deemed important for retail investors to assess and monitor their fund investments. Other information, including financial statements, will no longer appear in the new tailored shareholder reports but will be available online, delivered free of charge upon request, and filed with the SEC on a semiannual basis on Form N-CSR. In addition to the removal of financial statements from the new tailored shareholder reports, the Release requires mandatory mailing of the reports, unless a shareholder specifically opts out and chooses electronic delivery. The Release also requires that the new tailored shareholder reports be no longer than 2-4 pages, include only a single share class of a single fund, and use a broad-based securities market index for performance comparison
| 48

Notes to Financial Statements (continued)
November 30, 2023
purposes. Management is evaluating the impact of the Release on the content of the current shareholder report and newly created tailored shareholder reports and expects to meet the required compliance date of July 24, 2024.
3.Fair Value Measurements. In accordance with accounting standards related to fair value measurements and disclosures, the Funds have categorized the inputs utilized in determining the value of each Fund’s assets or liabilities. These inputs are summarized in the three broad levels listed below:
• Level 1 — quoted prices in active markets for identical assets or liabilities;
• Level 2 — prices determined using other significant inputs that are observable either directly, or indirectly through corroboration with observable market data (which could include quoted prices for similar assets or liabilities, interest rates, credit risk, etc.); and
• Level 3 — prices determined using significant unobservable inputs when quoted prices or observable inputs are unavailable such as when there is little or no market activity for an asset or liability (unobservable inputs reflect each Fund’s own assumptions in determining the fair value of assets or liabilities and would be based on the best information available).
The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
The Funds' pricing policies have been approved by the Board of Trustees. Investments for which market quotations are readily available are categorized in Level 1. Other investments for which an independent pricing service is utilized are categorized in Level 2. Broker-dealer bid prices for which the Funds have knowledge of the inputs used by the broker-dealer are categorized in Level 2. All other investments, including broker-dealer bid prices for which the Funds do not have knowledge of the inputs used by the broker-dealer, as well as investments fair valued by the valuation designee, are categorized in Level 3. All Level 2 and 3 securities are defined as being fair valued.
Under certain conditions and based upon specific facts and circumstances, the Fund’s valuation designee may determine that a fair valuation should be made for portfolio investment(s). These valuation designee fair valuations will be based upon a significant amount of Level 3 inputs.
The following is a summary of the inputs used to value the Funds' investments as of November 30, 2023, at value:
Global Growth Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks
China	$7,212,673	$2,772,103	$—	$9,984,776
Denmark	—	2,883,801	—	2,883,801
France	—	835,111	—	835,111
Japan	—	1,832,547	—	1,832,547
Netherlands	—	3,107,882	—	3,107,882
Switzerland	2,190,651	3,372,072	—	5,562,723
United Kingdom	—	1,086,611	—	1,086,611
United States	52,957,897	4,281,794	—	57,239,691
All Other Common Stocks(a)	12,452,836	—	—	12,452,836
Total Common Stocks	74,814,057	20,171,921	—	94,985,978
Short-Term Investments	—	394,876	—	394,876
Total Investments	$74,814,057	$20,566,797	$—	$95,380,854

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
49 |

Notes to Financial Statements (continued)
November 30, 2023

Senior Floating Rate and Fixed Income Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Senior Loans(a)	$—	$784,808,644	$—	$784,808,644
Bonds and Notes(a)	—	57,002,800	—	57,002,800
Exchange-Traded Funds	14,531,235	—	—	14,531,235
Common Stocks
Oil, Gas & Consumable Fuels	—	—	5,691	5,691
Textiles, Apparel & Luxury Goods	—	172,997	—	172,997
Total Common Stocks	—	172,997	5,691	178,688
Warrants	—	55	—	55
Short-Term Investments	—	95,034,674	—	95,034,674
Total Investments	$14,531,235	$937,019,170	$5,691	$951,556,096

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.

Select Fund
Asset Valuation Inputs
Description	Level 1	Level 2	Level 3	Total
Common Stocks(a)	$612,837,194	$—	$—	$612,837,194
Short-Term Investments	—	13,154,951	—	13,154,951
Total Investments	$612,837,194	$13,154,951	$—	$625,992,145

(a)	Details of the major categories of the Fund’s investments are reflected within the Portfolio of Investments.
The following is a reconciliation of Level 3 investments for which significant unobservable inputs were used to determine fair value as of November 30, 2022 and/or November 30, 2023:
Senior Floating Rate and Fixed Income Fund
Asset Valuation Inputs
Investments in Securities	Balance as of November 30, 2022	Accrued Discounts (Premiums)	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Purchases	Sales	Transfers into Level 3	Transfers out of Level 3	Balance as of November 30, 2023	Change in Unrealized Appreciation (Depreciation) from Investments Still Held at November 30, 2023
Common Stocks
Oil, Gas & Consumable Fuels	$5,691	$—	$—	$—	$—	$—	$—	$—	$5,691	$—
4.Purchases and Sales of Securities. For the year ended November 30, 2023, purchases and sales of securities (excluding short-term investments and including paydowns) were as follows:
	U.S. Government/ Agency Securities		Other Securities
Fund	Purchases	Sales	Purchases	Sales
Global Growth Fund	$—	$—	$22,505,508	$42,763,021
Senior Floating Rate and Fixed Income Fund	9,485,895	34,582,707	575,371,560	645,468,303
Select Fund	—	—	505,350,848	355,740,035
| 50

Notes to Financial Statements (continued)
November 30, 2023
5.Management Fees and Other Transactions with Affiliates.
a. Management Fees. Loomis, Sayles & Company, L.P. (“Loomis Sayles”) serves as investment adviser to Global Growth Fund and Senior Floating Rate and Fixed Income Fund. Loomis Sayles is a limited partnership whose sole general partner, Loomis, Sayles & Company, Inc., is indirectly owned by Natixis Investment Managers, LLC ("Natixis"), which is part of Natixis Investment Managers, an international asset management group based in Paris, France.
Under the terms of the management agreements, each Fund pays a management fee at the following annual rates, calculated daily and payable monthly, based on each Fund’s average daily net assets:
Fund	Percentage of Average Daily Net Assets
Global Growth Fund	0.75%
Senior Floating Rate and Fixed Income Fund	0.60%
Natixis Advisors, LLC (“Natixis Advisors”) serves as investment adviser to Select Fund. Natixis Advisors is a wholly-owned subsidiary of Natixis. Under the terms of the management agreement, the Fund pays a management fee at the annual rate of 0.70%, calculated daily and payable monthly, based on the Fund’s average daily net assets.
Natixis Advisors has entered into a subadvisory agreement with Vaughan Nelson Investment Management, L.P. (“Vaughan Nelson”). Under the terms of the subadvisory agreement, the Fund pays a subadvisory fee at the annual rate of 0.47%, calculated daily and payable monthly, based on the Fund’s average daily net assets. Payments to Natixis Advisors are reduced by the amount of payments to Vaughan Nelson.
Loomis Sayles and Natixis Advisors have given binding undertakings to the Funds to waive management fees and/or reimburse certain expenses to limit the Funds’ operating expenses, exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes, organizational and extraordinary expenses such as litigation and indemnification expenses. These undertakings are in effect until March 31, 2024, except for Senior Floating Rate and Fixed Income Fund which is in effect until March 31, 2025, may be terminated before then only with the consent of the Funds’ Board of Trustees, and are reevaluated on an annual basis. Management fees payable, as reflected on the Statements of Assets and Liabilities, is net of waivers and/or expense reimbursements, if any, pursuant to these undertakings. Waivers/reimbursements that exceed management fees payable are reflected on the Statements of Assets and Liabilities as receivable from investment adviser.
For the year ended November 30, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	1.20%	1.95%	0.90%	0.95%
Senior Floating Rate and Fixed Income Fund	1.00%	1.75%	0.70%	0.75%
Select Fund	1.10%	1.85%	0.80%	0.85%
Prior to July 1, 2023, the expense limits as a percentage of average daily net assets under the expense limitation agreements for Senior Floating Rate and Fixed Income Fund were as follows:
Expense Limit as a Percentage of Average Daily Net Assets
Fund	Class A	Class C	Class N	Class Y
Senior Floating Rate and Fixed Income Fund	1.05%	1.80%	0.75%	0.80%
Loomis Sayles and Natixis Advisors shall be permitted to recover expenses borne under the expense limitation agreements (whether through waiver of management fees or otherwise) on a class by class basis in later periods to the extent the annual operating expenses of a class fall below both (1) a class’ expense limitation ratio in place at the time such amounts were waived/reimbursed and (2) a class’ current applicable expense limitation ratio, provided, however, that a class is not obligated to pay such waived/reimbursed fees or expenses more than one year after the end of the fiscal year in which the fees or expenses were waived/reimbursed.
51 |

Notes to Financial Statements (continued)
November 30, 2023
For the year ended November 30, 2023, the management fees and waivers of management fees for each Fund were as follows:
	Gross Management Fees	Contractual Waivers of Management Fees[1]	Net Management Fees	Percentage of Average Daily Net Assets
Fund				Gross	Net
Global Growth Fund	$727,499	$166,160	$561,339	0.75%	0.58%
Senior Floating Rate and Fixed Income Fund	5,703,785	1,296,487	4,407,298	0.60%	0.46%
Select Fund	3,745,497	262,452	3,483,045	0.70%	0.65%

[1]	Contractual management fee waivers are subject to possible recovery until November 30, 2024.
No expenses were recovered for any of the Funds during the year ended November 30, 2023 under the terms of the expense limitation agreements.
b. Service and Distribution Fees. Natixis Distribution, LLC (“Natixis Distribution”), which is a wholly-owned subsidiary of Natixis Investment Managers, LLC, has entered into a distribution agreement with the Trust. Pursuant to this agreement, Natixis Distribution serves as principal underwriter of the Funds of the Trust.
Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a Service Plan relating to the Fund’s Class A shares (the “Class A Plans”) and a Distribution and Service Plan relating to the Fund’s Class C shares (the “Class C Plans”).
Under the Class A Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class A shares, as reimbursement for expenses incurred by Natixis Distribution in providing personal services to investors in Class A shares and/or the maintenance of shareholder accounts.
Under the Class C Plans, each Fund pays Natixis Distribution a monthly service fee at an annual rate not to exceed 0.25% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in providing personal services to investors in Class C shares and/or the maintenance of shareholder accounts.
Also under the Class C Plans, each Fund pays Natixis Distribution a monthly distribution fee at the annual rate of 0.75% of the average daily net assets attributable to the Fund’s Class C shares, as compensation for services provided by Natixis Distribution in connection with the marketing or sale of Class C shares.
For the year ended November 30, 2023, the service and distribution fees for each Fund were as follows:
	Service Fees		Distribution Fees
Fund	Class A	Class C	Class C
Global Growth Fund	$8,855	$2,049	$6,147
Senior Floating Rate and Fixed Income Fund	424,193	126,539	379,618
Select Fund	68,919	22,290	66,870
c. Administrative Fees. Natixis Advisors provides certain administrative services for the Funds and contracts with State Street Bank and Trust Company (“State Street Bank”) to serve as sub-administrator. Pursuant to an agreement among Natixis Funds Trusts, Loomis Sayles Funds Trusts, Natixis ETF Trusts and Natixis Advisors, each Fund pays Natixis Advisors monthly its pro rata portion of fees equal to an annual rate of 0.0540% of the first $15 billion of the average daily net assets of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, 0.0500% of the next $15 billion, 0.0400% of the next $30 billion, 0.0275% of the next $30 billion and 0.0225% of such assets in excess of $90 billion, subject to an annual aggregate minimum fee for the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts of $10 million, which is reevaluated on an annual basis.
For the year ended November 30, 2023, the administrative fees for each Fund were as follows:
Fund	Administrative Fees
Global Growth Fund	$44,959
Senior Floating Rate and Fixed Income Fund	440,626
Select Fund	248,000
d. Sub-Transfer Agent Fees. Natixis Distribution has entered into agreements, which include servicing agreements, with financial intermediaries that provide recordkeeping, processing, shareholder communications and other services to customers of the
| 52

Notes to Financial Statements (continued)
November 30, 2023
intermediaries that hold positions in the Funds and has agreed to compensate the intermediaries for providing those services. Intermediaries transact with the Funds primarily through the use of omnibus accounts on behalf of their customers who hold positions in the Funds. These services would have been provided by the Funds’ transfer agent and other service providers if the shareholders’ accounts were maintained directly at the Funds’ transfer agent. Accordingly, the Funds have agreed to reimburse Natixis Distribution for all or a portion of the servicing fees paid to these intermediaries. The reimbursement amounts (sub-transfer agent fees) paid to Natixis Distribution are subject to a current per-account equivalent fee limit approved by the Funds’ Board of Trustees, which is based on fees for similar services paid to the Funds’ transfer agent and other service providers. Class N shares do not bear such expenses.
For the year ended November 30, 2023, the sub-transfer agent fees (which are reflected in transfer agent fees and expenses in the Statements of Operations) for each Fund were as follows:
Fund	Sub-Transfer Agent Fees
Global Growth Fund	$65,507
Senior Floating Rate and Fixed Income Fund	725,894
Select Fund	408,415
As of November 30, 2023, the Funds owe Natixis Distribution the following reimbursements for sub-transfer agent fees (which are reflected in the Statements of Assets and Liabilities as payable to distributor):
Fund	Reimbursements of Sub-Transfer Agent Fees
Global Growth Fund	$754
Senior Floating Rate and Fixed Income Fund	27,659
Select Fund	4,781
Sub-transfer agent fees attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes.
e. Commissions. Commissions (including CDSCs) on Fund shares retained by Natixis Distribution during the year ended November 30, 2023 were as follows:
Fund	Commissions
Global Growth Fund	$999
Senior Floating Rate and Fixed Income Fund	27,018
Select Fund	22,423
f.  Trustees Fees and Expenses. The Trust does not pay any compensation directly to its officers or Trustees who are directors, officers or employees of Natixis Advisors, Natixis Distribution, Natixis Investment Managers, LLC or their affiliates. The Chairperson of the Board of Trustees receives a retainer fee at the annual rate of $369,000. The Chairperson does not receive any meeting attendance fees for Board of Trustees meetings or committee meetings that he attends. Each Independent Trustee (other than the Chairperson) receives, in the aggregate, a retainer fee at the annual rate of $210,000. Each Independent Trustee also receives a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends in person and $5,000 for each meeting of the Board of Trustees that he or she attends telephonically. In addition, the chairperson of the Contract Review Committee, the chairperson of the Audit Committee and the chairperson of the Governance Committee each receive an additional retainer fee at the annual rate of $20,000. Each Contract Review Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Audit Committee member is compensated $6,000 for each Committee meeting that he or she attends in person and $3,000 for each meeting that he or she attends telephonically. Each Governance Committee member is compensated $2,500 for each Committee meeting that he or she attends either in person or telephonically. These fees are allocated among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts based on a formula that takes into account, among other factors, the relative net assets of each fund. Trustees are reimbursed for travel expenses in connection with attendance at meetings.
Effective January 1, 2024, the Chairperson of the Board of Trustees will receive a retainer fee at the annual rate of $385,000 and each Independent Trustee (other than the Chairperson) will receive, in the aggregate, a retainer fee at the annual rate of $225,000. Each Independent Trustee will receive a meeting attendance fee of $10,000 for each meeting of the Board of Trustees that he or she attends
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Notes to Financial Statements (continued)
November 30, 2023
in person. The chairperson of the Contract Review Committee and the chairperson of the Audit Committee each will receive an additional retainer fee at the annual rate of $25,000. All other Trustees fees will remain unchanged.
A deferred compensation plan (the “Plan”) is available to the Trustees on a voluntary basis. The value of a participating Trustee’s deferral account is based on theoretical investments of deferred amounts, on the normal payment dates, in certain funds of the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts as designated by the participating Trustees. Changes in the value of participants’ deferral accounts are allocated pro rata among the funds in the Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts and are normally reflected as Trustees’ fees and expenses in the Statements of Operations. Deferred amounts remain in the funds until distributed in accordance with the provisions of the Plan. The portions of the accrued obligations allocated to the Funds under the Plan are reflected as Deferred Trustees’ fees in the Statements of Assets and Liabilities.
Certain officers and employees of Natixis Advisors and Loomis Sayles are also officers and/or Trustees of the Trust.
g. Affiliated Ownership. As of November 30, 2023, Natixis and affiliates (“Natixis”) and Loomis Sayles Employees’ Profit Sharing Retirement Plan (“Retirement Plan”) held shares of the Funds representing the following percentages of the Funds’ net assets:
	Natixis	Retirement Plan
Global Growth Fund	12.63%	8.27%
Senior Floating Rate and Fixed Income Fund	— %	0.89%
Investment activities of affiliated shareholders could have material impacts on the Funds.
h. Reimbursement of Transfer Agent Fees and Expenses. Natixis Advisors has given a binding contractual undertaking to the Funds to reimburse any and all transfer agency expenses for the Fund’s Class N shares. This undertaking is in effect through March 31, 2024 and is not subject to recovery under the expense limitation agreement described above.
For the year ended November 30, 2023, Natixis Advisors reimbursed the Funds for transfer agency expenses as follows:
Reimbursement of Transfer Agency Expenses
Fund	Class N
Global Growth Fund	$1,131
Senior Floating Rate and Fixed Income Fund	1,091
Select Fund	1,078
6.Class-Specific Transfer Agent Fees and Expenses. Transfer agent fees and expenses attributable to Class A, Class C and Class Y are allocated on a pro rata basis to each class based on the relative net assets of each class to the total net assets of those classes. Transfer agent fees and expenses attributable to Class N are allocated to Class N.
For the year ended November 30, 2023 the Funds incurred the following class-specific transfer agent fees and expenses (including sub-transfer agent fees, where applicable):
	Transfer Agent Fees and Expenses
Fund	Class A	Class C	Class N	Class Y
Global Growth Fund	$2,974	$694	$1,131	$68,616
Senior Floating Rate and Fixed Income Fund	142,213	42,307	1,091	611,741
Select Fund	23,053	7,551	1,078	420,269
7.Line of Credit. Each Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a syndicated, revolving, committed, unsecured line of credit with State Street Bank as administrative agent. The aggregate revolving commitment amount is $575,000,000. Any one Fund may borrow up to $402,500,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate do not exceed the $575,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest is charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, is accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit. The Funds
| 54

Notes to Financial Statements (continued)
November 30, 2023
paid certain legal fees in connection with the line of credit agreement, which are being amortized over a period of 364 days and are reflected in legal fees on the Statements of Operations. The unamortized balance is reflected as prepaid expenses on the Statements of Assets and Liabilities.
Prior to April 6, 2023, Global Growth Fund and Select Fund, together with certain other funds of Natixis Funds Trusts, Loomis Sayles Funds Trusts and Natixis ETF Trusts, entered into a $500,000,000 committed unsecured line of credit provided by State Street Bank. Any one Fund was able to borrow up to $350,000,000 under the line of credit agreement (as long as all borrowings by all Funds in the aggregate did not exceed the $500,000,000 limit at any time), subject to each Fund’s investment restrictions and its contractual obligations under the line of credit. Interest was charged to the Funds based upon the terms set forth in the agreement. In addition, a commitment fee of 0.15% per annum, payable at the end of each calendar quarter, was accrued and apportioned among the participating funds based on their average daily unused portion of the line of credit.
Prior to April 6, 2023, Senior Floating Rate and Fixed Income Fund had entered into a syndicated, committed, secured line of credit with Sumitomo Mitsui Banking Corporation (the “Administrative Agent”), the Bank of Nova Scotia, Houston Branch, BNP Paribas and Canadian Imperial Bank of Commerce, New York Branch (each a “Lender” and together with the Administrative Agent “Lenders”) under which it may have borrowed for investment or liquidity purposes. The commitment of the Lenders to make loans to the Fund was not to exceed $400,000,000 at any one time. Under the terms of the agreement, the Lenders were entitled to a security interest in the assets of the Fund as collateral. Interest was charged to the Fund based upon the terms set forth in the agreement. In addition, a commitment fee of 0.500% per annum payable to the Administrative Agent for the account of each Lender was accrued by the Fund based on the unused portion of the line of credit. The Fund paid the Administrative Agent an upfront fee of $460,000 and an administrative agent fee of $25,000, for a total of $485,000, which were fully amortized upon termination of the agreement and are reflected in commitment fees on the Statements of Operations.
For the year ended November 30, 2023, Select Fund had an average daily balance on the line of credit (for those days on which there were borrowings) of $6,350,000 at a weighted average interest rate of 5.43%. Interest expense incurred on the line of credit was $1,916.
8.Risk. Global Growth Fund’s investments in foreign securities may be subject to greater political, economic, environmental, credit/ counterparty and information risks. The Fund’s investments in foreign securities also are subject to foreign currency fluctuations and other foreign currency-related risks. Foreign securities may be subject to higher volatility than U.S. securities, varying degrees of regulation and limited liquidity.
Global Growth Fund may invest to a significant extent in variable interest entity (“VIE”) structures. VIE structures can vary, but generally consist of a U.S.-listed company with contractual arrangements, through one or more wholly-owned special purpose vehicles, with a Chinese company that ultimately provides the U.S.-listed company with contractual rights to obtain economic benefits from the Chinese company. The VIE structure enables foreign investors, such as the Fund, to obtain investment exposure similar to that of an equity owner in a Chinese company in situations in which the Chinese government has restricted or prohibited the ownership of such company by foreign investors. The Fund’s exposure to VIE structures may pose additional risks because the VIE structure is not formally recognized under Chinese law. The Chinese government may cease to tolerate VIE structures at any time or impose new restrictions. In addition, Chinese companies using the VIE structure, and listed on stock exchanges in the U.S., could also face delisting or other ramifications for failure to meet the expectations and/or requirements of the U.S. Securities and Exchange Commission, the Public Company Accounting Oversight Board, or other U.S. regulators. Any of these risks could reduce the liquidity and value of these investments or render them valueless.
Select Fund is non-diversified, which means that it is not limited under the 1940 Act to a percentage of assets that it may invest in any one issuer. Because the Fund may invest in the securities of a limited number of issuers, an investment in the Fund may involve a higher degree of risk than would be present in a diversified portfolio.
The senior loans in which Senior Floating Rate and Fixed Income Fund expects to invest will generally not be rated investment grade by the rating agencies. Economic downturns generally increase non-payment rates and a senior loan could lose a substantial part of its value prior to default. Senior loans are subject to credit risk, and secured loans may not be adequately collateralized. The interest rates of senior loans reset frequently, and thus senior loans are subject to interest rate risk. There may also be less public information available about senior loans as compared to other debt securities.
Senior loans are generally less liquid than many other debt securities. Transactions in senior loans may settle on a delayed basis, such that the Fund may not receive the proceeds from the sale of a loan for a substantial period of time (greater than seven days) after the sale. As a result, the proceeds related to the sale of senior loans may not be available to make additional investments or to meet the Fund’s redemption obligations until substantial period (greater than seven days) after the sale of the loans.
55 |

Notes to Financial Statements (continued)
November 30, 2023
Geopolitical events (such as trading halts, sanctions or wars) could increase volatility and uncertainty in the financial markets and adversely affect regional and global economies. These, and other related events, could significantly impact a Fund's performance and the value of an investment in the Fund, even if the Fund does not have direct exposure to issuers in the country or countries involved.
9.Concentration of Ownership. From time to time, a Fund may have a concentration of one or more accounts constituting a significant percentage of shares outstanding. Investment activities by holders of such accounts could have material impacts on the Funds. As of November 30, 2023, based on management’s evaluation of the shareholder account base, the Funds had accounts representing controlling ownership of more than 5% of the Funds’ total outstanding shares. The number of such accounts, based on accounts that represent more than 5% of an individual class of shares, and the aggregate percentage of net assets represented by such holdings were as follows:
Fund	Number of 5% Non-Affiliated Account Holders	Percentage of Non-Affiliated Ownership	Percentage of Affiliated Ownership (Note 5g)	Total Percentage of Ownership
Global Growth Fund	3	44.64%	20.90%	65.54%
Select Fund	1	5.51%	—	5.51%
Omnibus shareholder accounts for which Natixis Advisors understands that the intermediary has discretion over the underlying shareholder accounts or investment models where a shareholder account may be invested for a non-discretionary customer are included in the table above. For other omnibus accounts, the Funds do not have information on the individual shareholder accounts underlying the omnibus accounts; therefore, there could be other 5% shareholders in addition to those disclosed in the table above.
10.Interest Expense. The Funds incur interest expense on cash (including foreign currency) overdrafts at the custodian bank and borrowings on the line of credit. Interest expense incurred for the year ended November 30, 2023 is reflected on the Statements of Operations.
| 56

Notes to Financial Statements (continued)
November 30, 2023
11.Capital Shares. Each Fund may issue an unlimited number of shares of beneficial interest, without par value. Transactions in capital shares were as follows:

	Year Ended November 30, 2023		Year Ended November 30, 2022
Global Growth Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	70,211	$1,000,718	34,564	$530,296
Issued in connection with the reinvestment of distributions	15,179	188,214	23,201	416,129
Redeemed	(66,353)	(948,296)	(150,976)	(2,209,227)
Net change	19,037	$240,636	(93,211)	$(1,262,802)
Class C
Issued from the sale of shares	11,298	$148,565	6,077	$74,299
Issued in connection with the reinvestment of distributions	5,305	62,385	5,510	94,792
Redeemed	(23,643)	(316,750)	(19,719)	(261,615)
Net change	(7,040)	$(105,800)	(8,132)	$(92,524)
Class N
Issued from the sale of shares	154	$2,149	102	$1,682
Issued in connection with the reinvestment of distributions	53,304	670,570	47,237	858,053
Redeemed	(148)	(2,101)	(194)	(2,678)
Net change	53,310	$670,618	47,145	$857,057
Class Y
Issued from the sale of shares	1,642,755	$23,371,379	2,534,046	$39,498,284
Issued in connection with the reinvestment of distributions	415,989	5,224,816	394,539	7,157,460
Redeemed	(2,958,983)	(42,821,618)	(2,732,917)	(39,216,322)
Net change	(900,239)	$(14,225,423)	195,668	$7,439,422
Increase (decrease) from capital share transactions	(834,932)	$(13,419,969)	141,470	$6,941,153
57 |

Notes to Financial Statements (continued)
November 30, 2023
11.Capital Shares (continued).

	Year Ended November 30, 2023		Year Ended November 30, 2022
Senior Floating Rate and Fixed Income Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	4,322,886	$35,330,371	6,030,711	$52,286,645
Issued in connection with the reinvestment of distributions	1,424,184	11,653,923	1,000,307	8,471,705
Redeemed	(9,857,815)	(80,493,410)	(8,428,506)	(71,768,362)
Net change	(4,110,745)	$(33,509,116)	(1,397,488)	$(11,010,012)
Class C
Issued from the sale of shares	326,109	$2,667,300	1,181,683	$10,329,386
Issued in connection with the reinvestment of distributions	439,013	3,579,569	345,552	2,917,468
Redeemed	(3,441,176)	(28,048,482)	(3,838,119)	(32,784,817)
Net change	(2,676,054)	$(21,801,613)	(2,310,884)	$(19,537,963)
Class N
Issued from the sale of shares	10,401	$86,000	—	$—
Issued in connection with the reinvestment of distributions	27,266	223,084	15,795	133,691
Redeemed	(4,378)	(35,455)	(17,749)	(150,540)
Net change	33,289	$273,629	(1,954)	$(16,849)
Class Y
Issued from the sale of shares	50,458,625	$414,340,810	61,545,349	$540,426,224
Issued in connection with the reinvestment of distributions	6,344,356	51,991,226	5,450,189	46,375,759
Redeemed	(62,588,164)	(512,328,923)	(109,033,046)	(928,364,908)
Net change	(5,785,183)	$(45,996,887)	(42,037,508)	$(341,562,925)
Decrease from capital share transactions	(12,538,693)	$(101,033,987)	(45,747,834)	$(372,127,749)
| 58

Notes to Financial Statements (continued)
November 30, 2023
11.Capital Shares (continued).

	Year Ended November 30, 2023		Year Ended November 30, 2022
Select Fund	Shares	Amount	Shares	Amount
Class A
Issued from the sale of shares	867,285	$15,479,617	1,106,092	$21,096,534
Issued in connection with the reinvestment of distributions	12,763	207,534	311,491	6,067,835
Redeemed	(663,358)	(11,827,614)	(816,595)	(14,045,519)
Net change	216,690	$3,859,537	600,988	$13,118,850
Class C
Issued from the sale of shares	520,255	$8,388,167	213,807	$3,394,770
Issued in connection with the reinvestment of distributions	4,085	59,562	90,041	1,586,526
Redeemed	(237,088)	(3,744,442)	(148,023)	(2,279,674)
Net change	287,252	$4,703,287	155,825	$2,701,622
Class N
Issued from the sale of shares	5,036	$91,490	18,971	$297,023
Issued in connection with the reinvestment of distributions	201	3,296	32	628
Redeemed	(6,142)	(111,286)	(2,532)	(39,785)
Net change	(905)	$(16,500)	16,471	$257,866
Class Y
Issued from the sale of shares	21,592,358	$390,138,959	17,605,549	$314,106,172
Issued in connection with the reinvestment of distributions	196,447	3,223,701	3,204,671	62,971,719
Redeemed	(13,607,552)	(241,923,947)	(6,818,076)	(120,752,981)
Net change	8,181,253	$151,438,713	13,992,144	$256,324,910
Increase from capital share transactions	8,684,290	$159,985,037	14,765,428	$272,403,248
59 |

Report of Independent Registered Public Accounting Firm
To the Board of Trustees of Natixis Funds Trust II and Shareholders of Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund, and Vaughan Nelson Select Fund:
Opinions on the Financial Statements
We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund, and Vaughan Nelson Select Fund (three of the funds constituting Natixis Funds Trust II, hereafter collectively referred to as the "Funds") as of November 30, 2023, the related statements of operations for the year ended November 30, 2023, the statements of changes in net assets for each of the two years in the period ended November 30, 2023, including the related notes, and the financial highlights for each of the five years in the period ended November 30, 2023 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds as of November 30, 2023, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period ended November 30, 2023 and each of the financial highlights for each of the five years in the period ended November 30, 2023 in conformity with accounting principles generally accepted in the United States of America.
Basis for Opinions
These financial statements are the responsibility of the Funds’ management. Our responsibility is to express an opinion on the Funds’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.
We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.
Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of November 30, 2023 by correspondence with the custodian, transfer agent, agent banks and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinions.
/s/PricewaterhouseCoopers LLP
Boston, Massachusetts
January 23, 2024
We have served as the auditor of one or more investment companies in the Natixis Investment Company Complex since at least 1995. We have not determined the specific year we began serving as auditor.
| 60

2023 U.S. Tax Distribution Information to Shareholders (Unaudited)
Corporate Dividends Received Deduction. For the fiscal year ended November 30, 2023, a percentage of dividends distributed by the
Funds listed below qualifies for the dividends received deduction for corporate shareholders. These percentages are as follows:
Fund	Qualifying Percentage
Global Growth Fund	100.00%
Select Fund	63.95%
Capital Gains Distributions. Pursuant to Internal Revenue Section 852(b), the following Funds paid distributions, which have been designated as capital gains distributions for the fiscal year ended November 30, 2023, unless subsequently determined to be different.
Fund	Amount
Global Growth Fund	$6,258,533
Select Fund	3,582,713
Qualified Dividend Income. For the fiscal year ended November 30, 2023, the Funds below will designate up to the maximum amount allowable pursuant to the Internal Revenue Code as qualified dividend income eligible for reduced tax rates. These lower rates range from 0% to 20% depending on an individual’s tax bracket. If the Funds pay a distribution during calendar year 2023, complete information will be reported in conjunction with Form 1099-DIV.
Fund
Global Growth Fund
Select Fund
61 |

Trustee and Officer Information
The tables below provide certain information regarding the Trustees and officers of Natixis Funds Trust II (the "Trust"). Unless otherwise indicated, the address of all persons below is 888 Boylston Street, Suite 800, Boston, MA 02199-8197. The Funds' Statements of Additional Information include additional information about the Trustees of the Trust and are available by calling Natixis Funds at 800-225-5478.
Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees
Edmond J. English (1953)	Trustee since 2013 Contract Review Committee Member	Executive Chairman of Bob’s Discount Furniture (retail)	52 Director, Burlington Stores, Inc. (retail); Director, Rue Gilt Groupe, Inc. (e-commerce retail)	Significant experience on the Board and on the boards of other business organizations (including retail companies and a bank); executive experience (including at a retail company)
Richard A. Goglia (1951)	Trustee since 2015 Audit Committee Member	Retired	52 Formerly, Director of Triumph Group (aerospace industry)	Significant experience on the Board and executive experience (including his role as Vice President and treasurer of a defense company and experience at a financial services company)
Martin T. Meehan (1956)	Trustee since 2012 Chairperson of the Governance Committee and Contract Review Committee Member	President, University of Massachusetts	52 None
Significant experience
on the Board and on the
boards of other business
organizations;
experience as President
of the University of
Massachusetts;
government experience
(including as a member
of the U.S. House of
Representatives);
academic experience

Maureen B. Mitchell (1951)	Trustee since 2017 Chairperson of the Contract Review Committee	Retired	52 Director, Sterling Bancorp (bank)	Significant experience on the Board; financial services industry and executive experience (including role as President of global sales and marketing at a financial services company)
| 62

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
James P. Palermo (1955)	Trustee since 2016 Audit Committee Member and Governance Committee Member	Founding Partner, Breton Capital Management, LLC (private equity); Partner, STEP Partners, LLC (private equity)	52 Director, FutureFuel.io (chemicals and biofuels)
Significant experience
on the Board; financial
services industry and
executive experience
(including roles as Chief
Executive Officer of
client management and
asset servicing for a
banking and financial
services company)

Erik R. Sirri (1958)	Chairperson of the Board of Trustees since January 2021 Trustee since 2009 Ex Officio Member of the Audit Committee, Contract Review Committee and Governance Committee	Retired; formerly, Professor of Finance at Babson College	52 None	Significant experience on the Board; experience as Director of the Division of Trading and Markets at the Securities and Exchange Commission; academic experience; training as an economist
Peter J. Smail (1952)	Trustee since 2009 Contract Review Committee Member	Retired	52 None	Significant experience on the Board; mutual fund industry and executive experience (including roles as President and Chief Executive Officer for an investment adviser)
63 |

Trustee and Officer Information
Name and Year of Birth	Position(s) Held with the Trust, Length of Time Served and Term of Office[1]	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen[2]and Other Directorships Held During Past 5 Years	Experience, Qualifications, Attributes, Skills for Board Membership
Independent Trustees − continued
Kirk A. Sykes (1958)	Trustee since 2019 Audit Committee Member and Governance Committee Member
Managing Director of
Accordia Partners, LLC
(real estate
development); President
of Primary Corporation
(real estate
development);
Managing Principal of
Merrick Capital
Partners (infrastructure
finance)

52
Advisor/Risk
Management
Committee, Eastern
Bank (bank); Director,
Apartment Investment
and Management
Company (real estate
investment trust);
formerly, Director, Ares
Commercial Real Estate
Corporation (real estate
investment trust)
Experience on the Board and significant experience on the boards of other business organizations (including real estate companies and banks)
Cynthia L. Walker (1956)	Trustee since 2005 Chairperson of the Audit Committee and Governance Committee Member	Retired; formerly, Deputy Dean for Finance and Administration, Yale University School of Medicine	52 None	Significant experience on the Board; executive experience in a variety of academic organizations (including roles as dean for finance and administration)
Interested Trustees
Kevin P. Charleston[3] (1965) One Financial Center Boston, MA 02111	Trustee since 2015	President, Chief Executive Officer and Chairman of the Board of Directors, Loomis, Sayles & Company, L.P.	52 None	Significant experience on the Board; continuing service as President, Chief Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.
David L. Giunta[4] (1965)	Trustee since 2011 President and Chief Executive Officer since 2008	President and Chief Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC	52 None	Significant experience on the Board; experience as President and Chief Executive Officer of Natixis Advisors, LLC and Natixis Distribution, LLC

[1]	Each Trustee serves until retirement, resignation or removal from the Board. The current retirement age is 75. The position of Chairperson of the Board is appointed for a three-year term.
[2]
The Trustees of the Trust serve as Trustees of a fund complex that includes all series of the Natixis Funds Trust I, Natixis Funds Trust II, Natixis Funds Trust IV,
Gateway Trust, Loomis Sayles Funds I, Loomis Sayles Funds II, Natixis ETF Trust and Natixis ETF Trust II (collectively, the “Fund Complex”).

[3]
Mr. Charleston is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust:  President, Chief
Executive Officer and Chairman of the Board of Directors of Loomis, Sayles & Company, L.P.

[4]
Mr. Giunta is deemed an “interested person” of the Trust because he holds the following positions with an affiliated person of the Trust:  President and Chief
Executive Officer, Natixis Advisors, LLC and Natixis Distribution, LLC.

| 64

Trustee and Officer Information

Name and Year of Birth	Position(s) Held with the Trust	Term of Office[1] and Length of Time Served	Principal Occupation(s) During Past 5 Years[2]
Officers of the Trusts
Matthew J. Block (1981)	Treasurer, Principal Financial and Accounting Officer	Since 2022	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; Assistant Treasurer of the Fund Complex
Susan McWhan Tobin (1963)	Secretary and Chief Legal Officer	Since 2022
Executive Vice President,
General Counsel and
Secretary, Natixis
Advisors, LLC and Natixis
Distribution, LLC; formerly,
Executive Vice President and
Chief Compliance Officer of
Natixis Investment Managers
(March 2019 – May 2022)
and Senior Vice President and
Head of Compliance, U.S. for
Natixis Investment Managers
(July 2011 – March 2019)

Natalie R. Wagner (1979)	Chief Compliance Officer, Assistant Secretary and Anti-Money Laundering Officer	Since 2021	Senior Vice President, Natixis Advisors, LLC and Natixis Distribution, LLC; formerly, Vice President, Head of Corporate Compliance, Global Atlantic Financial Group

[1]
Each officer of the Trust serves for an indefinite term in accordance with the Trust's current by-laws until the date his or her successor is elected and qualified, or until he or she sooner dies, retires, is removed or becomes disqualified.

[2]
Each person listed above, except as noted, holds the same position(s) with the Fund Complex. Previous positions during the past five years with Natixis
Distribution, LLC, Natixis Advisors, LLC or Loomis, Sayles & Company, L.P. are omitted, if not materially different from an officer’s current position with such entity.

65 |

This Page Intentionally Left Blank

˃To learn more about Natixis Funds products and services:
Visit: im.natixis.com Call:  800-225-5478
Before investing, consider the fund’s investment objectives, risks, charges, and expenses. Visit im.natixis.com or call 800-225-5478 for a prospectus or summary prospectus containing this and other information.
Contact us by mail:
If you wish to communicate with the funds’ Board of Trustees, you may do so by writing to:
Secretary of the Funds
Natixis Advisors, LLC
888 Boylston Street, Suite 800
Boston, MA 02199-8197
The correspondence must (a) be signed by the shareholder; (b) include the shareholder’s name and address; and (c) identify the fund(s), account number, share class, and number of shares held in that fund, as of a recent date.
Or by e-mail:
secretaryofthefunds@natixis.com (Communications regarding recommendations for Trustee candidates may not be submitted by e-mail.)
Please note:  Unlike written correspondence, e-mail is not secure. Please do NOT include your account number, Social Security number, PIN, or any other non-public personal information in an e-mail communication because this information may be viewed by others.

Exp. 1/31/25
6169633.1.1
LSAR58A-1123
This page not part of shareholder report

(b)	Not Applicable

Item 2. Code of Ethics.

The Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer and persons performing similar functions. There have been no amendments or waivers of the Registrant’s code of ethics during the period.

Item 3. Audit Committee Financial Expert.

The Board of Trustees of the Registrant has established an audit committee. Mr. Richard A. Goglia, Mr. James P. Palermo, Mr. Kirk A. Sykes and Ms. Cynthia L. Walker are members of the audit committee and have been designated as “audit committee financial experts” by the Board of Trustees. Each of these individuals is also an Independent Trustee of the Registrant.

Item 4. Principal Accountant Fees and Services.

Fees billed by the Principal Accountant for services rendered to the Registrant.

The table below sets forth fees billed by the principal accountant, PricewaterhouseCoopers LLP, for the past two fiscal years for professional services rendered in connection with a) the audit of the Registrant’s annual financial statements and services provided in connection with regulatory filings; b) audit-related services (including services that are reasonably related to the performance of the audit of the Registrant’s financial statements but not reported under “Audit Fees”); c) tax compliance, tax advice and tax planning; and d) all other fees billed for professional services rendered by the principal accountant to the Registrant, other than the services reported as a part of (a) through (c) of this Item.

	Audit fees		Audit-related fees[1]		Tax fees[2]		All other fees
	12/1/21-11/30/22	12/1/22-11/30/23	12/1/21-11/30/22	12/1/22-11/30/23	12/1/21-11/30/22	12/1/22-11/30/23	12/1/21-11/30/22	12/1/22-11/30/23
Natixis Funds Trust II- Loomis Sayles Global Growth Fund, Loomis Sayles Senior Floating Rate and Fixed Income Fund and Vaughan Nelson Select Fund	$155,178	$159,833	$329	$358	$25,407	$26,169	$—	$—

1.	Audit-related fees consist of:

2022 & 2023 – performance of agreed-upon procedures related to the Registrant’s deferred compensation plan.

2.	Tax fees consist of:

2022 & 2023 – review of Registrant’s tax returns

Aggregate fees billed to the Registrant for non-audit services during 2022 and 2023 were $25,736 and $26,527, respectively.

Fees billed by the Principal Accountant for services rendered to the Adviser and Control Affiliates.

The following table sets forth the fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Sayles & Company, L.P. (“Loomis”), Natixis Advisors, LLC (“Natixis”) and entities controlling, controlled by or under common control with Loomis and Natixis (“Control Affiliates”) that provide ongoing services to the Registrant, for engagements that related directly to the operations and financial reporting of the Registrant for the last two fiscal years.

	Audit-related fees		Tax fees		All other fees
	12/1/21-11/30/22	12/1/22-11/30/23	12/1/21-11/30/22	12/1/22-11/30/23	12/1/21-11/30/22	12/1/22-11/30/23
Control Affiliates	$—	$—	$—	$—	$50,000	$—

The following table sets forth the aggregate fees billed by the Registrant’s principal accountant for non-audit services rendered to Loomis, Natixis and Control Affiliates that provide ongoing services to the Registrant, for the last two fiscal years, including the fees disclosed in the table above.

	Aggregate Non-Audit Fees
	12/1/21-11/30/22	12/1/22-11/30/23
Control Affiliates	$50,000	$110,000

None of the services described above were approved pursuant to (c)(7)(i)(C) of Regulation S-X.

Audit Committee Pre-Approval Policies.

Annually, the Registrant’s Audit Committee reviews the audit, audit-related, tax and other non-audit services together with the projected fees, for services proposed to be rendered to the Registrant and/or other entities for which pre-approval is required during the upcoming year. Any subsequent revisions to already pre-approved services or fees (including fee increases) and requests for pre-approval of new services would be presented for consideration quarterly as needed.

If, in the opinion of management, a proposed engagement by the Registrant’s independent accountants needs to commence before the next regularly scheduled Audit Committee meeting, any member of the Audit Committee who is an Independent Trustee of the Registrant is authorized to pre-approve the engagement, but only for engagements to provide audit, audit related and tax services. This approval is subject to review by the full Audit Committee at its next quarterly meeting. All other engagements require the approval of all the members of the Audit Committee.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included as part of the Report to Shareholders filed as Item 1 herewith.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Securities Holders.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

The Registrant’s principal executive officer and principal financial officer have concluded that the Registrant’s disclosure controls and procedures are sufficient to ensure that information required to be disclosed by the Registrant in this Form N-CSR was recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms, based upon such officers’ evaluation of these controls and procedures as of a date within 90 days of the filing date of the report.

There were no changes in the Registrant’s internal control over financial reporting that occurred during the period covered by the report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable.

Item 13. Exhibits.

(a) (1)	Code of Ethics required by Item 2 hereof, filed herewith as Exhibit (a)(1).

(a) (2)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)), filed herewith as Exhibits (a)(2)(1) and (a)(2)(2), respectively.

(b)	Certifications of Principal Executive Officer and Principal Financial Officer pursuant to Section 906 of Sarbanes-Oxley Act of 2002 are filed herewith as Exhibit (b).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Natixis Funds Trust II

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2024

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ David L. Giunta
Name:	David L. Giunta
Title:	President and Chief Executive Officer
Date:	January 23, 2024

By:	/s/ Matthew Block
Name:	Matthew Block
Title:	Treasurer and Principal Financial and
Accounting Officer
Date:	January 23, 2024